                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement  [ ] Confidential, for Use of the Commission
                                     Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

          VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST (811-3950)
             VAN KAMPEN AMERICAN CAPITAL TAX FREE TRUST (811-4386)
    VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND (811-4983)
              VAN KAMPEN AMERICAN CAPITAL EQUITY TRUST (811-4805)
                  VAN KAMPEN AMERICAN CAPITAL TRUST (811-4629)
           VAN KAMPEN AMERICAN CAPITAL TAX FREE MONEY FUND (811-4718)
         VAN KAMPEN AMERICAN CAPITAL FOREIGN SECURITIES FUND (811-7571)
              VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND (811-1570)
           VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND (811-2423)
          VAN KAMPEN AMERICAN CAPITAL EMERGING GROWTH FUND (811-2424)
             VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND (811-630)
            VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND (811-919)
       VAN KAMPEN AMERICAN CAPITAL GOVERNMENT SECURITIES FUND (811-4003)
         VAN KAMPEN AMERICAN CAPITAL GOVERNMENT TARGET FUND (811-6127)
         VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND (811-1228)
          VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST (811-4424)
    VAN KAMPEN AMERICAN CAPITAL LIMITED MATURITY GOVERNMENT FUND (811-4491)
                VAN KAMPEN AMERICAN CAPITAL PACE FUND (811-1792)
       VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND (811-8480)
              VAN KAMPEN AMERICAN CAPITAL RESERVE FUND (811-2482)
        VAN KAMPEN AMERICAN CAPITAL SMALL CAPITALIZATION FUND (811-6421)
    VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME (811-6724)

            (Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                                 - April 1997 -

                                IMPORTANT NOTICE

                         TO VAN KAMPEN AMERICAN CAPITAL
                           MUTUAL FUND SHAREHOLDERS

QUESTIONS
  & ANSWERS

--------------------------------------------------------------------------------
   Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.
--------------------------------------------------------------------------------

Q  WHY AM I RECEIVING THIS PROXY STATEMENT?

A Morgan Stanley Group, Inc., the indirect corporate parent of your Fund's investment adviser, has entered into an agreement to merge with and in to Dean Witter, Discover & Co. Your Fund is seeking shareholder approval of a new investment advisory agreement, to take effect following the merger. Certain other proposals also are included in the Proxy Statement. Please refer to the proxy statement for a detailed explanation of the proposed items.

Q  HOW WILL THIS AFFECT MY ACCOUNT?

A You can expect the same level of management expertise and high-quality shareholder service you've grown accustomed to. The new investment advisory agreement between your Fund and its investment adviser will be substantially similar to the Fund's current investment advisory agreement, except for certain provisions added at the request of your trustees.

Q  WILL MY VOTE MAKE A DIFFERENCE?

A Your vote is needed to ensure that the proposals can be acted upon. Your immediate response on the enclosed proxy card(s) will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund(s).

Q  HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A After careful consideration, the trustees of your Fund unanimously recommend that you vote "FOR" each of the items proposed on the enclosed proxy card(s).

Q  WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDERS MEETING?

A Morgan Stanley Group, Inc. or its affiliates will pay for those expenses relating to the shareholder meeting.

Q  WHO DO I CALL IF I HAVE QUESTIONS?

A We will be happy to answer your questions about the proxy solicitation. Please call us at (1-800-421-5666 (TDD users call 1-800-772-8889) between 7:00 a.m. and 7:00 p.m. Central time, Monday through Friday.

Q  Where do I mail my proxy card(s).

A  You may use the enclosed postage paid envelope or mail your proxy card(s) to:

Proxy Tabulator
P.O. Box 9111
Hingham, MA 02043

                              ABOUT THE PROXY CARD

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF NEW ADVISORY AGREEMENT--mark "For," "Against" or "Abstain"

ELECTION OF TRUSTEES (IF APPLICABLE)--mark "For," "Withhold" or "For All Except"

To withhold authority for any individual nominee, strike a line through the nominee's name and mark the "For All Except" box.

RATIFICATION OF INDEPENDENT ACCOUNTANTS--mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

                                                               SAMPLE

/X/ PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE                              VAN KAMPEN AMERICAN CAPITAL XXXXX TRUST
                                               JOINT SPECIAL MEETING OF SHAREHOLDERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                        FOR   AGAINST   ABSTAIN                                             FOR   AGAINST   ABSTAIN
1. The proposal to approve a new        / /     / /       / /     3A. As to the proposal to ratify the       / /     / /       / /
   investment advisory agreement.                                     selection of XXXXXXXXX to act as
                                                        FOR ALL       the independent auditors of the
                                       FOR    WITHHOLD  EXCEPT        Fund for the fiscal year ending
                                       / /      / /       / /         XXXX, 1997.
2. Authority to vote for the election
   as Trustees the nominees
   named below:
                                                                  3B. As to the proposal to ratify the
XXXXXXXXX, XXXXXXXXXX, XXXXXXXXXX                                     selection of XXXXXXXXX to act as
                                                                      the independent auditors of the
   To withhold authority to vote for any individual nominee,          Fund for the fiscal year ending
   strike a line through the nominee's name and mark the              XXXX, 1997.
   "For All Except" box. Your shares will be voted for the
   remaining nominee(s)
                                                                  VAN KAMPEN AMERICAN CAPITAL

Please be sure to sign and date this Proxy.  Date                 Mark box at right if comments or address change
                                                                  have been noted on the reverse side of this card.
Shareholder sign here          Co-owner sign here
                                                                  RECORD DATE SHARES:

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

April 21, 1997

Dear Van Kampen American Capital Fund Shareholder:

  The enclosed proxy statement relates to a joint meeting of the shareholders of a number of Van Kampen American Capital funds. We are pleased to announce that Morgan Stanley Group Inc., the indirect corporate parent of the investment adviser of your Fund, has entered into a merger agreement with Dean Witter, Discover & Co. Under the terms of the merger agreement, your Fund's investment adviser will become an indirect subsidiary of the merged company, to be named Morgan Stanley, Dean Witter, Discover & Co. Your Fund's investment adviser will continue to provide the Fund with investment advisory and management services following the merger.

  The primary purpose of the shareholder meeting is to permit the shareholders of each Fund to consider a new investment advisory agreement to take effect following the merger. The new investment advisory agreement between your Fund and its investment adviser will be substantially similar to the Fund's current investment advisory agreement, except for certain provisions added at the request of your trustees. The attached proxy statement seeks shareholder approval on this and other items.

                 Your vote is important and your participation in the governance of your Fund(s) does make a difference.

  The proposals have been unanimously approved by the Board of Trustees of each Fund, who recommend you vote "FOR" each of these proposals. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. EACH FUND VOTES SEPARATELY, SO PLEASE SIGN AND RETURN ALL OF YOUR FUND PROXY FORMS. We look forward to your participation, and we thank you for your continued confidence in Van Kampen American Capital.

  PLEASE SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID
ENVELOPE.

                                          Sincerely,

                                          Dennis J. McDonnell
                                          President

  Dear Van Kampen American Capital Fund Shareholder:

  Each proxy card enclosed in this envelope represents your voting privilege in a separate Van Kampen American Capital Fund. We have grouped your proxy cards together for your convenience and to reduce postage expenses.


  The meeting date for your Van Kampen American Capital Fund is May 28, 1997. Please sign all proxy cards and return them in the postage-paid envelope included with this material.


  We appreciate the prompt return of your proxy cards.

                       VAN KAMPEN AMERICAN CAPITAL FUNDS

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 421-5666

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 28, 1997

  Notice is hereby given to the holders of shares of beneficial interest, par value $0.01 per share (collectively, the "Shares"), of each of the Van Kampen American Capital Funds listed on Annex A (the "Funds") to the attached Proxy Statement that a Joint Special Meeting of the Shareholders of the Funds (the "Meeting") will be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Wednesday, May 28, 1997, at 10:00 a.m., for the following purposes:

1. For each Fund, to approve or disapprove a new investment advisory agreement;

2.   For each Fund, to elect [      ] trustees to serve until
     their respective successors are duly elected and qualified;

3.   Independent Public Accountants

     3A. For each VK Fund (as defined in Annex A), to ratify or reject the selection of KPMG Peat Marwick LLP as independent public accountants for its current fiscal year;

     3B. For each AC Fund (as defined in Annex A), to ratify or reject the selection of Price Waterhouse LLP as independent public accountants for its current fiscal year; and

4. To transact such other business as may properly come before the Meeting.

  Holders of record of the Shares of each Fund at the close of business on April 14, 1997 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    RONALD A. NYBERG,
                                    Vice President and Secretary

April 21, 1997

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING (800) 421-5666 OR BY WRITING TO THE RESPECTIVE FUND AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

  SHAREHOLDERS OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

  - FOR approval of each new investment advisory agreement;

  - FOR each of the nominees for the Board of Trustees listed in the Proxy Statement; and

  - FOR ratification of the independent public accountants for the current fiscal year of each Fund.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                       VAN KAMPEN AMERICAN CAPITAL FUNDS

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 421-5666

                     JOINT SPECIAL MEETING OF SHAREHOLDERS

                                  MAY 28, 1997

  This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (the "Trustees" or "Board of Trustees") of each of the Van Kampen American Capital Funds listed on Annex A to this Proxy Statement (the "Funds") of proxies to be voted at a Joint Special Meeting of Shareholders of the Funds, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Wednesday, May 28, 1997, at 10:00 a.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is April 21, 1997.

  The primary purpose of the Meeting is to permit each Fund's shareholders to consider a New Advisory Agreement (defined below) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of February 4, 1997 (the "Merger Agreement"), between Dean Witter, Discover & Co. ("Dean Witter Discover") and Morgan Stanley Group Inc. ("Morgan Stanley"), the indirect parent corporation of each Fund's investment adviser. Pursuant to the Merger Agreement, each Fund's investment adviser will become an indirect subsidiary of the merged company, which will be called Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD").

  Participating in the Meeting are holders of common shares of beneficial interest, par value $0.01 per share (collectively, the "Shares"), of each of the Funds. The Meeting is scheduled as a joint meeting of the shareholders of the Funds because the shareholders of the Funds are expected to consider and vote on similar matters. The Board of Trustees has determined that the use of a joint Proxy Statement for the Meeting is in the best interest of the shareholders of the Funds. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

  Annex A lists the abbreviated names by which the Funds sometimes are referred to in this Proxy Statement and groups the Funds into "AC Funds" and "VK Funds". Please refer to Annex A for any questions you may have regarding whether your Fund is participating at the Meeting, defined terms relating to the

Funds and abbreviated Fund names. Other Van Kampen American Capital investment companies not listed on Annex A will vote at separate shareholder meetings on proposals substantially similar to the proposals in this Proxy Statement. They will hold separate shareholder meetings because they are supervised by boards of trustees that are not identical to the Board of Trustees of the Funds or their shareholders will consider proposals which do not affect the Funds. If you are a shareholder of Van Kampen American Capital investment companies not listed on Annex A, you will receive one or more additional proxy statements relating to such other shareholder meetings.

  The following table summarizes each proposal to be presented at the Meeting and the Funds solicited with respect to such proposal:

                       PROPOSAL                       AFFECTED FUNDS
                       --------                       --------------
1.   Approval of New Advisory Agreement            All Funds
2.   Election of Trustees                          All Funds
3.   Ratification of Independent Public
     Accountants
     3A. Ratification of KPMG Peat Marwick LLP     VK Funds
     3B. Ratification of Price Waterhouse LLP      AC Funds

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING (800) 421-5666 OR BY WRITING TO THE RESPECTIVE FUND AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

VOTING

  The Board of Trustees has fixed the close of business on April 14, 1997, as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting. Shareholders of a Fund on the Record Date will be entitled to one vote per Share with respect to each proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights.

  The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to Proposal 1, the voting requirement is the "vote of a majority of the outstanding voting securities", which is defined under the 1940 Act, as the lesser of (i) 67% or more of the voting securities of each respective Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy or (ii) more than 50% of the outstanding voting securities of each respective Fund entitled to vote thereon. With respect to Proposal 2, the affirmative vote of a plurality of the Shares of a Fund present in person or by proxy is necessary to elect each nominee to the Board of Trustees of each Fund. With respect to Proposals 3A and 3B, the affirmative vote of a majority of the Shares of a Fund present in person or by proxy is necessary to ratify the selection of the independent public accountants for such Fund.

  The Board of Trustees of each Fund recommends that you cast your vote:

  - FOR approval of each New Advisory Agreement;

  - FOR each nominee for the Board of Trustees; and

  - FOR ratification of the independent public accountants for the current fiscal year of each Fund.

  All Shares of a Fund affected by a proposal will vote together as a single class on such proposal. An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such a proposal by another Fund, if the proposal is approved by the shareholders of the other Fund. There is no cumulative voting with respect to the election of Trustees.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each proposal as to which it is entitled to vote. Abstentions do not constitute votes "for" a proposal and are treated as votes "against" a proposal. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) do not constitute votes "for" or "against" a proposal and are disregarded in determining the "votes cast" when the voting requirement for a proposal is based on achieving a percentage of the voting securities entitled to vote present in person or by proxy at the meeting. Broker non-votes do not constitute votes "for" and are treated as votes "against" when the voting requirement for a proposal is based on achieving a percentage of the outstanding voting securities entitled to vote. A majority of the outstanding Shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Funds know of no business other than that mentioned in Proposals 1 through 3 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds are not received, the persons named as proxies may propose one or more adjournments of the Meeting of the concerned Fund to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.
------------------------------------------------------------------------------
PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENTS
------------------------------------------------------------------------------

THE ADVISERS

  Van Kampen American Capital Asset Management, Inc. ("Asset Management") acts as investment adviser for each AC Fund. Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp.") acts as investment adviser for each VK Fund. Asset Management and Advisory Corp. sometimes are referred to herein collectively as the "Advisers" or individually as an "Adviser".

  The Advisers currently are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"). VKAC is a wholly-owned subsidiary of VK/AC Holding, Inc. ("VKAC Holding"). VKAC Holding is a wholly-owned subsidiary of MSAM Holdings II, Inc., which in turn is a wholly-owned subsidiary of Morgan Stanley. The addresses of VKAC Holding, VKAC and the Advisers are One Parkview Plaza, Oakbrook Terrace, Illinois 60181 and 2800 Post Oak Blvd., Houston, Texas 77056.

  Prior to December 1994, Asset Management provided investment advisory services under the name American Capital Asset Management, Inc. Prior to January 1995, Advisory Corp. provided investment advisory services under the name Van Kampen Merritt Investment Advisory Corp.

INFORMATION CONCERNING MORGAN STANLEY

  Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer, Morgan Stanley Asset Management, Inc. a registered investment adviser, and Morgan Stanley & Co. International Limited, provide a wide range of financial services on a global basis. Their principal businesses include: securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; trading of foreign exchange and commodities as well as derivatives on a broad range of asset categories, rates and indicies; real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

INFORMATION CONCERNING DEAN WITTER DISCOVER

  Dean Witter Discover is a diversified financial services company offering a broad range of nationally marketed credit and investment products with a primary focus on individual customers. Dean Witter Discover has two principal lines of business: credit services and securities. Its credit services business consists primarily of the issuance, marketing and servicing of general purpose credit cards and the provision of transaction processing services, private-label credit card services and real estate secured loans. It is the largest single issuer of general purpose credit cards in the United States, as measured by number of accounts and cardmembers, and the third largest originator and servicer of credit card receivables, as measured by managed loans. Dean Witter Discover's securities business is conducted primarily through its wholly-owned subsidiaries, Dean Witter Reynolds Inc. ("DWR") and Dean Witter InterCapital Inc. ("InterCapital"). DWR is a full-service securities firm offering a wide variety of securities products to serve the investment needs of individual clients through over 9,100 account executives located in 371 branch offices. DWR is among the largest NYSE members and is a member of other major securities, futures and options exchanges. InterCapital is a registered investment adviser that, along with its subsidiaries, services investment companies, individual accounts and institutional accounts. Investment companies serviced by
InterCapital include [   ] proprietary portfolios referred to herein as the
"InterCapital Funds".

THE MERGER

  Pursuant to the Merger Agreement, Morgan Stanley will be merged (the "Merger") with and into Dean Witter Discover and the surviving corporation will be named Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"). Following the Merger, each Adviser will be an indirect subsidiary of MSDWD.

  Under the terms of the Merger Agreement, each of Morgan Stanley's common shares will be converted into the right to receive 1.65 shares of MSDWD common stock and each issued and outstanding share of Dean Witter Discover common stock will thereafter represent one share of MSDWD common stock. Following the Merger, Morgan Stanley's former shareholders will own approximately 45% and Dean Witter Discover's former shareholders will own approximately 55% of the outstanding shares of common stock of MSDWD.

  The Merger is expected to be consummated in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both Morgan Stanley and Dean Witter Discover.

  Under the terms of the Merger Agreement, the Board of Directors of MSDWD initially will consist of fourteen members, two of whom will be Morgan Stanley insiders and two of whom will be Dean Witter Discover insiders. The remaining ten directors will be independent directors, with Morgan Stanley and Dean Witter Discover each nominating five of the ten. The Chairman and Chief Executive Officer of MSDWD will be the current Chairman and Chief Executive Officer of Dean Witter Discover, Phillip Purcell. The President and Chief Operating Officer of MSDWD will be the current President of Morgan Stanley, John Mack.

  The Advisers do not anticipate any reduction in the quality of services now provided to the Funds, and do not expect that the Merger will result in any material changes in the business of the Advisers or in the manner in which the Advisers render services to the Funds. The Advisers also anticipate that neither the Merger nor any ancillary transactions will have any adverse effect on the Advisers' ability to fulfill their respective obligations under the New Advisory Agreements (as defined below) or to operate their businesses in a manner consistent with past business practices.

  In connection with Morgan Stanley's purchase of VKAC Holding on October 31, 1996, certain officers of the Advisers, including Dennis J. McDonnell, who is a member of the Board of Trustees, and Don G. Powell, who was a member of the Board of Trustees prior to August 1996, entered into employment agreements with VKAC Holding which expire from between 1998 and 2000. Certain of such officers, including Messrs. McDonnell and Powell also were granted options to purchase shares of common stock of Morgan Stanley which vest from 1999 to 2001. Certain officers of the Advisers also entered into retention agreements with VKAC Holding, which will remain in place following the consummation of the Merger. The employment agreements and retention agreements are intended to assure that the services of the officers are available to the Advisers (and thus to the Funds) until such agreements expire. Finally, certain officers of the Advisers, including Messrs. McDonnell and Powell, received preferred stock of Morgan Stanley that is convertible into common stock of Morgan Stanley from 1997 to 2000. As a result of the Merger, such preferred stock shall be convertible into common stock of MSDWD at the effective time of the Merger.

THE ADVISORY AGREEMENTS

  In anticipation of the Merger, a majority of the Trustees of each Fund who are not parties to the New Advisory Agreement or interested persons of any such party ("Disinterested Trustees") approved a new investment advisory agreement (the "New Advisory Agreement") between each Fund and its respective Adviser. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of each Fund are being asked to approve its respective New Advisory Agreement. See "The New Advisory Agreements" below.

  THE CURRENT ADVISORY AGREEMENTS. The Current Advisory Agreement for each AC Fund was last approved by a majority of the Trustees, including a majority of the Disinterested Trustees, voting in person at a meeting called for that purpose on July 25, 1996 in connection with the acquisition of Asset Management's corporate parent by Morgan Stanley. The Current Advisory Agreement was last approved by shareholders of each AC Fund at a meeting held on October 25, 1996 relating to the acquisition of Asset Management's corporate parent by Morgan Stanley.

  The Current Advisory Agreement for each VK Fund was last approved by a majority of the Trustees, including a majority of the Disinterested Trustees, voting in person at a meeting called for that purpose on July 25, 1996 in connection with the acquisition of Advisory Corp.'s corporate parent by Morgan Stanley (except for the Current Advisory Agreement of the High Yield Fund which was approved on January 23, 1997 and is reviewed by the Board of Trustees on a quarterly basis). The Current Advisory Agreement was last approved by the shareholders of each VK Fund at a meeting held on October 25, 1996 relating to the acquisition of Advisory Corp.'s corporate parent by Morgan Stanley.

  Each Current Advisory Agreement provides that the respective Adviser will supply investment research and portfolio management, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through whom that Fund's portfolio transactions are executed. The Adviser also administers the business affairs of each Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as Trustees and officers of such Fund if duly elected to such positions.

  Each Current Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the particular Fund in connection with the matters to which the Current Advisory Agreement relates, except (i) in the case of the agreement between each VK Fund and Advisory Corp., a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Advisory Corp. in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each Current Advisory Agreement, and (ii) in the case of the agreement between each AC Fund and Asset Management, a loss resulting from willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of Asset Management in the performance of its obligations and duties under each Current Advisory Agreement.

  The fees payable to Asset Management by the AC Funds are reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by Asset Management or any other direct or indirect majority-owned subsidiary of Morgan Stanley in connection with the purchase or sale of portfolio investments of the AC Funds, less expenses incurred by Asset Management in connection with such activities.

  The Advisers' activities are subject to the review and supervision of the Board of Trustees to which the Advisers render periodic reports with respect to each Fund's investment activities. The Current Advisory Agreement may be terminated by either party, at any time, without penalty, upon 60 days written notice, and automatically terminates in the event of its assignment. In the case of the AC Funds, the Current Advisory Agreement also terminates if either an AC Fund or Asset Management goes into liquidation or a receiver is appointed with respect to their assets or if either party breaches the Current Advisory Agreement and fails to remedy the breach within 30 days of receiving notice thereof from the other party.

  The net assets of each of the Funds as of March 31, 1997, as well as other investment companies sponsored by VKAC and advised by either of the Advisers, and the rates of compensation to the respective Adviser are set forth at Annex C hereto. Each respective Fund recognized net advisory expenses, for its most recently completed fiscal year, in the amounts set forth at Annex D hereto.

  Each Fund pays all other expenses incurred in its operation including, but not limited to, direct charges relating to the purchase and sale of its portfolio securities, interest charges, fees and expenses of outside legal counsel and independent auditors, taxes and governmental fees, costs of share certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of its Shares, expenses in connection with its dividend reinvestment plan, membership fees in trade associations, expenses of registering and qualifying its Shares for sale under federal and state securities laws, expenses of printing and distribution, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of the trustees and shareholders, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of the trustees who are not affiliated with the Adviser, insurance premiums, indemnification and other expenses not expressly provided for in each Current Advisory Agreement, and any extraordinary expenses of a nonrecurring nature. Each Fund also compensates its Adviser, VKAC, the Distributor (defined below) and ACCESS (defined below) for certain non-advisory services provided pursuant to agreements discussed below. See "OTHER INFORMATION -- Non-Advisory Agreements" below.

  THE NEW ADVISORY AGREEMENTS. The Board of Trustees approved a proposed New Advisory Agreement between each AC Fund and Asset Management on March 27, 1997, the form of which is attached hereto as Annex B-1. The Board of Trustees approved a proposed New Advisory Agreement between each VK Fund and Advisory Corp. on March 27, 1997, the form of which is attached hereto as Annex B-2.

  The form of the proposed New Advisory Agreement between each Fund and its respective Adviser is substantially similar to the Current Advisory Agreement between such Fund and its Adviser, except as set forth in this paragraph. Each New

Advisory Agreement designates certain officers of the respective Adviser and the officers of each Fund as essential personnel with respect to the operations of the respective Fund. Under the terms of the New Advisory Agreement, an Adviser may not make any material or significant personnel changes or replace any essential personnel or materially change the responsibilities or duties of any essential personnel prior to the first anniversary of the agreement without first informing the Board of Trustees in a timely manner. Each New Advisory Agreement also prohibits the respective Adviser from changing its name without the prior consent of the Board of Trustees.

  The investment advisory fee as a percentage of net assets payable by each Fund will be the same under each New Advisory Agreement as under the Current Advisory Agreement. If the investment advisory fee under each New Advisory Agreement had been in effect for each Fund's most recently completed fiscal year, contractual advisory fees payable to the respective Adviser by each Fund would have been identical to those payable under each Current Advisory Agreement.

  In connection with approving the New Advisory Agreements, the Boards of Trustees held a special telephone meeting on February 10, 1997 and held special in-person meetings on March 14, 1997 and March 27, 1997. At the meetings, the Boards of Trustees considered the possible effects of the Merger upon VKAC, the Advisers, Van Kampen American Capital Distributors, Inc., the distributor of the Funds' shares (the "Distributor"), and ACCESS Investors Services, Inc., the transfer agent for each of the Funds ("ACCESS"), and upon their ability to provide investment advisory, distribution, transfer agency and other services to each respective Fund. Representatives of Morgan Stanley, Dean Witter Discover and VKAC attended one or more of the in-person meetings and represented to the Boards of Trustees that (i) the VKAC family of funds will be maintained and operated as a separate mutual fund complex and will not be consolidated with Dean Witter Discover's InterCapital Funds, and (ii) VKAC, the Advisers, the Distributor and ACCESS will be maintained separate from their counterparts in the InterCapital Fund complex and will be operated for the benefit of the Funds and other investment companies sponsored by VKAC. The representatives of Morgan Stanley, Dean Witter Discover and VKAC also stated that (i) the Funds will continue to be distributed by the Distributor through third-party broker-dealers and, following the Merger, also will be distributed through Dean Witter Discover's broker-dealers on a proprietary basis, and (ii) the InterCapital Funds will continue to be distributed solely through Dean Witter Discover broker-dealers on a proprietary basis. The representatives of Morgan Stanley and Dean Witter Discover also described the financial and other resources available to VKAC and its affiliates, after giving effect to the Merger, to secure for each Fund quality investment research, investment advice, distribution, transfer agency and other client services.

  In evaluating the New Advisory Agreements, the Boards of Trustees took into account that each Fund's Current Advisory Agreement and its New Advisory Agreement, including the terms relating to the services to be provided thereunder by the Adviser and the fees and expenses payable by each Fund, are substantially similar, except for those provisions added to each New Advisory Agreement at the request of the Trustees (see The Advisory Agreements -- The New Advisory Agreements above). The Boards of Trustees considered the skills and capabilities of the Advisers, the representations of Morgan Stanley, Dean Witter Discover and VKAC described above and the representations of officers of Morgan Stanley and Dean Witter Discover that no material change was planned in the current management or facilities of the Advisers. The Boards of Trustees also considered the reputation, expertise and resources of Morgan Stanley and Dean Witter Discover and their affiliates in domestic and international financial markets. The Boards of Trustees considered the continued employment of members of senior management of the Advisers, the Distributor and ACCESS pursuant to current and future employment and retention agreements to be important to help assure the continuity of the personnel primarily responsible for maintaining the quality of investment advisory and other services for the Funds. The Board of Trustees also considered the affect of certain shares of preferred stock of Morgan Stanley owned by senior management of the Advisers becoming immediately convertible into common stock of Morgan Stanley at the time of the Merger. The Trustees considered the possible benefits the Advisers may receive as a result of the Merger, including the continued use, to the extent permitted by law, of Morgan Stanley & Co., DWR and their affiliates for brokerage services.

  The Boards of Trustees considered the affects on the Funds of the Advisers becoming affiliated persons of MSDWD. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Funds to engage in certain transactions with MSDWD and its affiliates. For example, absent exemptive relief, the Funds will be prohibited from purchasing securities from Morgan Stanley & Co. or DWR, both of which will be wholly-owned broker-dealer subsidiaries of MSDWD, in transactions in which Morgan Stanley & Co. or DWR acts as a principal, and the Funds will have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. or DWR act as a broker or to purchase securities in an underwritten offering in which Morgan Stanley & Co. or DWR is acting as an underwriter. In this connection, management of the Advisers represented to the Boards of Trustees that they do not believe these prohibitions or conditions will have a material affect on the management or performance of the Funds and, to the extent permitted by applicable law, VKAC anticipates that the Funds will continue to use Morgan Stanley & Co., DWR and their affiliates for brokerage services.

  The Boards of Trustees were advised that Section 15(f) of the 1940 Act is still applicable to the Advisers as a result of Morgan Stanley's previous acquisition of the Advisers' parent corporation on October 31, 1996. Section 15(f) of the 1940

Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser, or any of its affiliated persons, of an amount of benefit in connection with such sale, provided two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Management of Morgan Stanley, Dean Witter Discover and VKAC are aware of no circumstances arising from the Merger, preparatory transactions to the Merger or any potential financing that might result in the imposition of an "unfair burden" on the Funds.

  The second condition of Section 15(f) is that during the three-year period immediately following a transaction to which Section 15(f) is applicable, at least 75% of the subject investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment company's investment adviser or predecessor adviser. The composition of the Board of Trustees currently complies with such condition and, if each of the nominees set forth in Proposal 2 below is elected to the Boards of Trustees, the composition of the Boards of Trustees would comply with such condition.

  The Boards of Trustees, including the Disinterested Trustees, concluded that if the Merger occurs, entry by each respective Fund into a New Advisory Agreement would be in the best interest of each Fund and the shareholders of each Fund. The Boards of Trustees of each Fund, including the Disinterested Trustees, unanimously approved the New Advisory Agreement for each Fund and recommended each such agreement for approval by the shareholders of the respective Fund at the Meeting. The New Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger. Each New Advisory Agreement will continue in effect until May 31, 1999 and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

  In the event that shareholders of a Fund do not approve the New Advisory Agreement with respect to a Fund and the Merger is consummated, the Board of Trustees of such Fund would seek to obtain for the Fund interim investment advisory services at the lesser of cost or the current fee rate either from the respective Adviser or from another advisory organization. Thereafter, the Board of Trustees of such Fund would either negotiate a new investment advisory agreement with an advisory organization selected by the Board of Trustees or make appropriate arrangements, in either event subject to approval of the shareholders of such Fund. In the event the Merger is not consummated, the Advisers would continue to serve as investment adviser of the Funds pursuant to the terms of the Current Advisory Agreement.

SHAREHOLDER APPROVAL

  To become effective, each New Advisory Agreement must be approved by the vote of a majority of the outstanding voting securities of the respective Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of (i) 67% or more of the Shares of the respective Fund entitled to vote thereon present in person or by proxy at the Meeting if the holders of more than 50% of such outstanding Shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding Shares of the respective Fund entitled to vote thereon. Each New Advisory Agreement was unanimously approved by the Board of Trustees after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board of Trustees also unanimously determined to submit each New Advisory Agreement for consideration by the shareholders of the respective Fund. THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.

------------------------------------------------------------------------------
PROPOSAL 2: ELECTION OF TRUSTEES
------------------------------------------------------------------------------

  Each Fund is organized as a series of a Delaware business trust (the "Delaware Trusts"), except that the Pennsylvania Fund is organized for tax purposes as a Pennsylvania trust (the "Pennsylvania Trust") (collectively, the Delaware Trusts and the Pennsylvania Trust are referred to herein as the "Trusts"). With respect
to each Trust, [    ] trustees are to be elected at the Meeting to serve until reaching their designated retirement age or until their successors are duly elected and qualified. The election of each nominee to the Board of Trustees of a Trust requires the affirmative vote of a plurality of all the Shares of such Trust present in person or by proxy. The shareholders of all of the series of a Trust will vote together as a single class to elect the trustees of the respective Trust. Those Trusts comprised of more than one series are indicated as such on Annex A hereto. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of each nominee listed below unless the proxy is marked otherwise.

THE TRUSTEES

  Each of the nominees to the Board of Trustees listed below has served as a member of the Board of Trustees since his or her initial election or appointment to the Board of Trustees as set forth in Annex J, except that Mr. Richard M. DeMartini has not previously served on the Board of Trustees. The Board of Trustees has determined that adding Mr. DeMartini to the Board of Trustees is in the best interest of shareholders of each respective Fund following the Merger. The Board of Trustees believes that adding Mr. DeMartini to the Board of Trustees will benefit the Funds because of his knowledge of, and experience with, Dean Witter Discover and the InterCapital Funds.

  With respect to each Trust, each nominee named below has agreed to serve as a trustee if elected; however, should any nominee(s) become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominee(s) designated by the present Board of Trustees.

  The following table sets forth the names, addresses, ages, principal occupations and other information regarding the Trustee nominees.

                                           PRINCIPAL OCCUPATIONS OR EMPLOYMENT
      NAME, ADDRESS AND AGE                          IN PAST 5 YEARS
      ---------------------                -----------------------------------
J. Miles Branagan.................    Co-founder, and prior to July 1996,
  1632 Morning Mountain Road          Chairman, Chief Executive Officer and
  Raleigh, NC 27614                   President of Getinge/Castle, Inc. (formerly
  Date of Birth: 07/14/32             known as MDT Corporation), a company which
                                      develops, manufactures, markets and services
                                      medical and scientific equipment. Trustee of
                                      each of the funds in the Fund Complex
                                      (defined below).
Richard M. DeMartini*.............    President and Chief Operating
  Two World Trade Center              Officer of Dean Witter Capital, a division of
  66th Floor                          DWR. Director of DWR, Intercapital, Dean
  New York, NY 10048                  Witter Distributors, Inc. and Dean Witter
  Date of Birth:                      Trust Company. Executive Vice President of
                                      Dean Witter Discover. Member of Dean Witter
                                      Discover Management Committee. Trustee of the
                                      TCW/DW Funds. Formerly Vice Chairman of the
                                      Board of the National Association of
                                      Securities Dealers, Inc. Formerly Chairman of
                                      the Board of NASDAQ Market, Inc.

                                           PRINCIPAL OCCUPATIONS OR EMPLOYMENT
      NAME, ADDRESS AND AGE                          IN PAST 5 YEARS
      ---------------------                -----------------------------------
Linda Hutton Heagy................    Partner, Ray & Berndtson, Inc.
  Sears Tower                         an executive recruiting and management
  233 South Wacker Drive              consulting firm. Formerly, Executive Vice
  Suite 4020                          President of ABN AMRO, N.A., a Dutch bank
  Chicago, IL 60606                   holding company. Prior to 1992, Executive
  Date of Birth: 06/03/49             Vice President of La Salle National Bank.
                                      Trustee of each of the funds in the Fund
                                      Complex.

R. Craig Kennedy..................    President and Director, German Marshall
  11 DuPont Circle, N.W.              Fund of the United States. Formerly,
  Washington, D.C. 20036              advisor to the Dennis Trading Group Inc.
  Date of Birth: 02/29/52             Prior to 1992, President and Chief Executive
                                      Officer, Director and Member of the
                                      Investment Committee of the Joyce Foundation,
                                      a private foundation. Trustee of each of the
                                      funds in the Fund Complex.
Jack E. Nelson....................    President of Nelson Investment Planning
  423 Country Club Drive              Services, Inc., a financial planning company
  Winter Park, FL 32789               and registered investment adviser. President
  Date of Birth: 02/13/36             of Nelson Ivest Brokerage Services Inc., a
                                      member of the National Association of
                                      Securities Dealers, Inc. ("NASD") and
                                      Securities Investors Protection Corp.
                                      ("SIPC"). Trustee of each of the funds in the
                                      Fund Complex.
Jerome L. Robinson*...............    President of Robinson Technical Products
  115 River Road                      Corporation, a manufacturer and processor of
  Edgewater, NJ 07020                 welding alloys, supplies and equipment.
  Date of Birth: 10/10/22             Director of Pacesetter Software, a software
                                      programming company specializing in white
                                      collar productivity. Director of Panasia
                                      Bank. Trustee of each of the funds in the
                                      Fund Complex.

Fernando Sisto................... Professor Emeritus and, prior to
  155 Hickory Lane               1995, Dean of the Graduate School, Stevens
  Closter, NJ 07624              Institute of Technology. Director of
  Date of Birth: 08/02/24        Dynalysis of Princeton, a firm engaged in
                                 engineering research. Trustee of each of the
                                 funds in the Fund Complex.
Wayne W. Whalen*................. Partner in the law firm of Skadden, Arps,
  333 West Wacker Drive          Slate, Meagher & Flom (Illinois), legal
  Chicago, IL 60606              counsel to the funds in the Fund Complex,
  Date of Birth: 08/22/39        open-end funds advised by Van Kampen American
                                 Capital Management, Inc. and closed-end funds
                                 advised by Advisory Corp. Trustee of each of
                                 the funds in the Fund Complex, open-end funds
                                 advised by Van Kampen Capital Management,
                                 Inc. and closed-end funds advised by Advisory
                                 Corp.
[ADD OTHER NOMINEES, IF ANY]

---------------
* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. De Martini is an interested person of the Advisers and the Funds by reason of his positions with Dean Witter Discover and its affiliates. Mr. Whalen is an interested person of the Funds by reason of his firm currently acting as legal counsel to the Funds and is an interested person of Asset Management with respect to certain AC Funds by reason of his firm in the past acting as legal counsel to Asset Management. Mr. Robinson is an interested person of the Tax Free Money Fund by reason of his owning more than 5% of such Fund's outstanding Shares.

  As of March 31, 1997, certain nominees owned, directly or beneficially, the number of Class A Shares of each Fund as set forth in the table below. Nominees who do not own any Shares of the Funds have been omitted from the table. Funds which are not owned by any nominees also have been omitted from the table. As of March 31, 1997, no nominee owned any Class B Shares or Class C Shares of any Fund.

                      CLASS A SHARES OWNED BY TRUSTEES(1)

        FUND
        NAME           BRANAGAN    HEAGY     KENNEDY     NELSON    ROBINSON    SISTO     WHALEN
        ----           --------    -----     -------     ------    --------    -----     ------


---------------

(1)Except for the Tax Free Money Fund, the trustees and officers as a group owned less than 1% of the outstanding Shares of each Fund. With respect to
   the Tax Free Money Fund, Mr. Robinson owns          shares, or approximately
     % of such fund's outstanding shares.

  [Describe any purchases of shares of VKAC, Morgan Stanley or Dean Witter Discover by nominees during Funds most recent fiscal years.]

  During each Fund's respective fiscal year ended in 1996, the Board of Trustees held between 5 and 9 meetings for each Fund. All of the incumbent nominees to the Board of Trustees attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such trustee was a member during the period of such Trustee's service for each Fund's 1996 fiscal year. During each Fund's 1996 fiscal year, the Fund had no standing committees other than an audit committee, a brokerage committee and a retirement plan committee.

  Each Fund's audit committee currently consists of Messrs. Kennedy, Robinson and Sisto. The audit committee makes recommendations to the Board concerning the selection of the Fund's independent public accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments that the accountants may have regarding the Fund's financial statements or books of account. Each Fund's brokerage committee currently consists of Ms. Heagy and Messrs. Branagan and Nelson. The brokerage committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices. Each Fund's retirement plan committee currently consists of Ms. Heagy and Messrs. Kennedy and Nelson. The retirement plan committee is responsible for reviewing the terms of each Fund's retirement plan and reviews any administrative matters that arise with respect thereto. The Disinterested Trustees also are responsible for the annual review of each Fund's investment advisory agreement and any other matters requiring the approval of the Disinterested Trustees under the 1940 Act. During each Fund's 1996 fiscal year, the audit committee and the brokerage committee of each Fund held between [one to two] meetings. The retirement plan committee does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan.

  The Trustees of each Fund who are not "interested persons" of such Fund (as defined by the 1940 Act) are required to select and nominate such non-interested Trustees and are prepared to review nominations from shareholders to fill any vacancies in trusteeships. Nominations from shareholders should be in writing and addressed to the non-interested Trustees at the respective Trust's office. The non-interested Trustees of each Fund expect to be able to identify from their own resources an ample number of qualified candidates.

  Each of the foregoing trustees holds the same position with each of the funds in the Fund Complex (defined below). As of December 31, 1996, there were 51 funds in the Fund Complex. Each trustee who is not an affiliated person of Advisory Corp., Asset Management, the Distributor, VKAC or Morgan Stanley (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  The compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  The trustees approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. For the calendar year ended December 31, 1996, certain trustees received aggregate compensation from the funds in the Fund Complex over $84,000 due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. In addition, each of Advisory Corp. or Asset Management, as the case may be, agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

  Each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective Fund.

  Each Fund has adopted a retirement plan. Under the retirement plan, a Non-Affiliated Trustee who is receiving trustee's compensation from a Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a Fund. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. Asset Management has reimbursed the AC Funds for expenses related to the retirement plan through December 31, 1996.

  Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the respective Fund's most recently completed fiscal year or the Fund Complex' most recently completed calendar year ended December 31, 1996.

                            1996 COMPENSATION TABLE

                                                                                             TOTAL
                                                                                         COMPENSATION
                          AGGREGATE      PENSION OR RETIREMENT    ESTIMATED MAXIMUM     BEFORE DEFERRAL
                        COMPENSATION      BENEFITS ACCRUED AS    ANNUAL BENEFITS FROM      FROM FUND
                       BEFORE DEFERRAL       PART OF FUND           EACH FUND UPON      COMPLEX PAID TO
       NAME(1)         FROM EACH FUND          EXPENSES             RETIREMENT(4)         TRUSTEE(5)
       -------         ---------------   ---------------------   --------------------   ---------------
J. Miles Branagan*               (2)                  (3)                $2,500            $104,875
Dr. Richard E. Caruso            (2)                  (3)                   -0-                 -0-
Philip P. Gaughan                (2)                  (3)                 2,000              16,875
Linda Hutton Heagy*              (2)                  (3)                 2,500             104,895
Dr. Roger Hilsman                (2)                  (3)                 2,500             103,750
R. Craig Kennedy*                (2)                  (3)                 2,500             104,875
Donald C. Miller                 (2)                  (3)                 2,500             104,875
Jack E. Nelson*                  (2)                  (3)                 2,500              97,875
David Rees                       (2)                  (3)                 2,500              22,000
Jerome L. Robinson*              (2)                  (3)                 2,500             101,625
Lawrence J. Sheehan              (2)                  (3)                   -0-              22,000
Dr. Fernando Sisto*              (2)                  (3)                 2,500             104,875
Wayne W. Whalen*                 (2)                  (3)                 2,500             104,875
William S. Woodside              (2)                  (3)                 2,500             104,875

---------------
* Currently a member of each Board of Trustees and a nominee to each Board of Trustees to be voted on by shareholders of the Funds at the Meeting.

(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the most recently completed fiscal year of one or more of the Funds. Mr. Caruso was removed from the Board of Trustees effective September 7, 1995. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Mr. Sheehan was removed from the Board of Trustees effective January 29, 1996. Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees on December 31, 1996. Messrs. McDonnell and Powell, trustees for each Trust during all or a portion of each Fund's last fiscal year, and Mr. DeMartini, nominee for each Trust, are affiliated persons of the Advisers and are not eligible for compensation or retirement benefits from the Funds. Mr. Don G. Powell resigned from the Board of Trustees on August 15, 1996. Mr. McDonnell, currently a member of the Boards of Trustees, effective at the time of the Merger is not standing for election to the Boards of Trustees at the Meeting.

(2) The Aggregate Compensation before Deferral from each Fund during its 1996 fiscal year is shown in Annex E. Certain trustees deferred all or a portion of their 1996 Aggregate Compensation from each Fund as shown in Annex F. The cumulative deferred compensation (including interest) from each Fund at the end of its last fiscal year is shown in Annex G. The deferred compensation plan is described above the 1996 Compensation Table. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to either the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.

(3) The retirement benefits accrued per Fund as part of such Fund's expenses during its 1996 fiscal year are shown in Annex H. The Retirement Plan is described above the 1996 Compensation Table.

(4) This is the estimated maximum annual benefits payable per Fund in each year of the 10-year period commencing in the year of such trustee's retirement from such Fund assuming: the trustee has 10 or more years of service on the Board of the respective Fund and retires at or after attaining the age of
    60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for the respective Fund may receive reduced retirement benefits from such Fund. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement.

(5) The amounts shown in this column represent the aggregate compensation paid by all 51 of the investment companies advised by Asset Management or Advisory Corp. that have the same members on each fund's Board of Trustees as of December 31, 1996 (the "Fund Complex"), before deferral by the trustees under the deferred compensation plan. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1996. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap covered the period July 22, 1995 through December 31,

    1996. For the calendar year ended December 31, 1996, certain trustees received compensation over $84,000 in the aggregate due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. Asset Management, Advisory Corp. and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Powell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by Asset Management, Advisory Corp. and their affiliates, Mr. Whalen received Total Compensation of $243,375 during the calendar year ended December 31, 1996.

  Following the Meeting, the Funds do not contemplate holding regular meetings of shareholders to elect trustees or otherwise. When an investment company does not hold regular annual meetings, it is the position of the staff of the SEC and a policy of each Trust that holders of record of two-thirds of the outstanding shares of such trusts may file a declaration in writing or may vote at a special meeting for the purpose of removing a trustee. The Board will be required to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the record holders of not less than 10% of the total outstanding shares of such Trust. In addition, the Board will comply with the requirements of Section 16(c) of the 1940 Act with respect to communications with shareholders.

SHAREHOLDER APPROVAL

  The affirmative vote of a plurality of the Shares of a Trust present in person or by proxy is required to elect the nominees to such Trust. THE BOARDS OF TRUSTEES OF EACH TRUST RECOMMEND A VOTE "FOR" EACH OF THE NOMINEES.
------------------------------------------------------------------------------
PROPOSAL 3A: RATIFICATION OF INDEPENDENT PUBLIC
                ACCOUNTANTS FOR VK FUNDS
------------------------------------------------------------------------------

  The Board of Trustees of each VK Fund, including a majority of the Trustees who are not "interested persons" of each Fund (as defined by the 1940 Act), has selected the firm of KPMG Peat Marwick LLP, independent public accountants, to examine the financial statements for the current fiscal year of each VK Fund. Each VK Fund knows of no direct or indirect financial interest of such firm in such VK Fund. The appointment is subject to ratification or rejection by the shareholders of each VK Fund.

  Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL

  The shareholders of each VK Fund, voting with respect to such VK Fund as a single class, are entitled to vote on this proposal. An affirmative vote of a majority of the Shares of each VK Fund present in person or by proxy and voting is required to ratify the selection of the independent public accountants for such VK Fund. THE BOARD OF TRUSTEES OF EACH VK FUND RECOMMENDS A VOTE "FOR" RATIFICATION OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR OF EACH VK FUND.
------------------------------------------------------------------------------
PROPOSAL 3B: RATIFICATION OF INDEPENDENT PUBLIC
             ACCOUNTANTS FOR AC FUNDS
------------------------------------------------------------------------------

  The Board of Trustee of each AC Fund, including a majority of the Trustees who are not "interested persons" of each Fund (as defined by the 1940 Act), has selected the firm of Price Waterhouse LLP, independent public accountants, to examine the financial statements for the current fiscal year of each AC Fund. Each AC Fund knows of no direct or indirect financial interest of such firm in such AC Funds. The appointment is subject to ratification or rejection by the shareholders of each AC Fund. It is expected that Price Waterhouse LLP will also act as independent public accountants for VKAC Holding, VKAC, Advisory Corp., Asset Management, the Distributor (defined below) and ACCESS (defined below).

  Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL

  The shareholders of each AC Fund, voting with respect to such AC Fund as a single class, are entitled to vote on this proposal. An affirmative vote of a majority of the Shares of each AC Fund present in person or by proxy and voting is required to ratify the selection of the independent public accountants for such AC Fund. THE BOARD OF TRUSTEES OF EACH AC FUND RECOMMENDS A VOTE "FOR" RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR OF EACH AC FUND.

------------------------------------------------------------------------------
OTHER INFORMATION
------------------------------------------------------------------------------

DIRECTORS AND OFFICERS OF THE ADVISERS

  The following table sets forth certain information concerning the principal executive officers and directors of each of the Advisers.

                     DIRECTORS AND OFFICERS OF THE ADVISERS

    NAME AND ADDRESS                  PRINCIPAL OCCUPATION
    ----------------                  --------------------
Don G. Powell...........  Chairman, President, Chief Executive Officer
  2800 Post Oak Blvd.     and a Director of VKAC; Chairman, Chief
  Houston, TX 77056       Executive Officer and a Director of the
                          Distributor, the Advisers, Van Kampen
                          American Capital Management, Inc. and Van
                          Kampen American Capital Advisors, Inc.
                          Chairman and a Director of ACCESS Van Kampen
                          American Capital Recordkeeping Services, Inc.
                          and Van Kampen American Capital Trust
                          Company. Chairman, President and a Director
                          of Van Kampen American Capital Services,
                          Inc., Van Kampen American Capital Exchange
                          Corporation and American Capital Contractual
                          Services, Inc. Prior to November, 1996,
                          President Chief Executive Officer and a
                          Director of VKAC Holding. President, Chief
                          Executive Officer and a Trustee/Director of
                          certain open-end investment companies and
                          closed-end investment companies advised by
                          the Asset Management. Chairman of the Board
                          of Governors and the Executive Committee of
                          the Investment Company Institute. Prior to
                          July 1996, President, Chief Executive Officer
                          and a Trustee/Director of the funds in the
                          Fund Complex and certain closed-end
                          investment companies advised by Advisory
                          Corp.
Dennis J. McDonnell.....  President, Chief Operating Officer and a
  One Parkview Plaza      Director of the Advisers, Van Kampen American
  Oakbrook Terrace, IL    Capital Advisors, Inc. and Van Kampen
  60181                   American Capital Management, Inc. Executive
                          Vice President and a Director of VKAC.
                          Director of MCM Group, Inc., McCarthy,
                          Crisanti & Maffei, Inc., MCM Asia Pacific
                          Company, Limited and MCM (Europe) Limited.
                          Prior to November, 1996, Executive Vice
                          President and a Director of VKAC Holding.
                          President, Chairman of the Board and Trustee
                          of certain closed-end investment companies
                          advised by Advisory Corp. Executive Vice
                          president and, prior to [        ], 1997,
                          Trustee of the funds in the Fund Complex.

Ronald A. Nyberg........Executive Vice President, General Counsel and
  One Parkview Plaza    Secretary of VKAC. Executive Vice President,
  Oakbrook Terrace, IL  General Counsel, Assistant Secretary and a
  60181                 Director of the Distributor, the Advisers,
                        Van Kampen American Capital Management, Inc.,
                        Van Kampen American Capital Trust Company,
                        Van Kampen American Capital Record Keeping
                        Services, Inc. and Van Kampen American
                        Capital Insurance Agency of Illinois, Inc.
                        Executive Vice President, General Counsel and
                        Assistant Secretary of Van Kampen American
                        Capital Advisors, Inc., American Capital
                        Contractual Services, Inc., Van Kampen
                        American Capital Exchange Corporation, ACCESS
                        and, Van Kampen American Capital Services,
                        Inc. Prior to November 1996, Executive Vice
                        President, General Counsel and Secretary of
                        VKAC Holding. Vice President and Secretary of
                        the funds, in the Fund Complex and certain
                        open-end investment companies and closed-end
                        investment companies advised by the Advisers.
                        Director of ICI Mutual Insurance Co., a
                        provider of insurance to members of the
                        Investment Company Institute.
William R. Rybak........Executive Vice President and Chief Financial
  One Parkview Plaza    Officer of VKAC since February 1993, and
  Oakbrook Terrace, IL  Treasurer of VKAC Holding through December
  60181                 1993 and Executive Vice President and Chief
                        Financial Officer of VKAC Holding through
                        October 1996. Executive Vice President, Chief
                        Financial Officer and a Director of the
                        Distributor, the Advisers, Van Kampen
                        American Capital Management, Inc. Van Kampen
                        American Capital Recordkeeping Services, Inc.
                        and Van Kampen Capital Insurance Agency of
                        Illinois, Inc. Executive Vice President and
                        Chief Financial Officer of the Van Kampen
                        American Capital Advisors, Inc., Van Kampen
                        American Capital Exchange Corporation, Van
                        Kampen American Capital Trust Company,
                        ACCESS, and American Capital Contractual
                        Services, Inc. Executive Vice President,
                        Chief Financial Officer and Treasurer of
                        American Capital Shareholders Corporation
                        [Director of Alliance Bancorp, a savings and
                        loan holding company, and prior to [      ]
                        1997, Chairman of the Board of Hinsdale
                        Financial Corp., a savings and loan holding
                        company.]
Peter W. Hegel..........Executive Vice President of the Advisers and
  One Parkview Plaza    Van Kampen American Capital Management, Inc.
  Oakbrook Terrace, IL  Vice President of the funds in the Fund
  60181                 Complex and certain closed-end investment
                        companies advised by Advisory Corp.
Alan T. Sachtleben......Executive Vice President of the Advisers and
  2800 Post Oak Blvd.   Van Kampen American Capital Advisors, Inc.
  Houston, TX 77056     Vice President of the funds in the Fund
                        Complex and certain open-end investment
                        companies advised by Asset Management.

  The following table sets forth the trustees and officers of the Funds who are also officers of the Advisers.

                NAME                             POSITIONS WITH THE FUNDS
                ----                             ------------------------
Dennis J. McDonnell..................  President
Peter W. Hegel.......................  Vice President
Curtis W. Morell.....................  Vice President and Chief Accounting Officer
Ronald A. Nyberg.....................  Vice President and Secretary
Alan T. Sachtleben...................  Vice President
Paul R. Wolkenberg...................  Vice President
Edward C. Wood III...................  Vice President and Chief Financial Officer
John L. Sullivan.....................  Treasurer
Tanya M. Loden.......................  Controller
Nicholas Dalmaso.....................  Assistant Secretary
Huey P. Falgout, Jr..................  Assistant Secretary
Scott E. Martin......................  Assistant Secretary
Weston B. Wetherell..................  Assistant Secretary
Steven M. Hill.......................  Assistant Treasurer
Robert Sullivan......................  Assistant Controller

  The officers of the Funds serve for one year or until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds, but are all officers of the Advisers, the Distributor, VKAC or their affiliates and receive compensation in such capacities.

NON-ADVISORY AGREEMENTS

  In connection with the Board of Trustee's review and approval of the New Advisory Agreements as described above, the Board of Trustees reviewed and approved certain other agreements with the Advisers, VKAC, the Distributor and ACCESS Investor Services, Inc., the transfer agent for each Fund and an affiliate of the Advisers ("ACCESS"). These agreements do not need to be voted on by the shareholders of the Funds at the Meeting. The Advisers currently anticipate that the services provided to the Funds pursuant to these agreements will continue to be provided after the proposed New Advisory Agreements are approved.

  Distribution Agreement, Distribution Plan and Service Plan. Each Fund has entered into a distribution agreement with the Distributor pursuant to which the Distributor, as principal underwriter, purchases shares for resale to the public, either directly or through securities dealers. In connection with their consideration of the Merger, the Boards of Trustees considered the affects of the Merger on the Distributor and the ability of the Distributor to continue distributing the shares of the Funds. The new distribution agreement between each Fund and the Distributor is substantially similar to the current distribution agreement, except that the new distribution agreement designates certain officers of the Distributor and the officers of the Fund to be essential personnel with respect to the operations of the Fund.

The Distributor may not make any material or significant personnel changes or replace any essential personnel or materially change the responsibilities or duties of any essential personnel prior to the first anniversary of the agreement without first informing the Board of Trustees in a timely manner. In addition, the Distributor may not distribute shares of any investment companies other than the Funds without the prior approval of the Board of Trustees. The Distributor may not change its name without the prior consent of the Board of Trustees. Under each distribution agreement, each Fund paid the Distributor the amount set forth Annex D hereto for its most recently completed fiscal year.

  Each Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. Each Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may pay to the Distributor a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are implemented through an agreement with the Distributor. The Distributor has entered into sub-agreements with certain members of the NASD who are acting as securities dealers, as well as NASD members or eligible non-members who are acting as brokers or agents. The Funds have entered into similar agreements with financial intermediaries who are acting as brokers that may provide for their customers or clients certain services or assistance. The agreements between the Distributor and certain brokers, dealers and agents and the agreements between the Funds and certain financial intermediaries, which agreements implement the Distribution Plan and the Service Plan, are referred to herein collectively as the "Selling Agreements." Brokers, dealers and financial intermediaries that have entered into Selling Agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  Each Fund may spend an aggregate amount of up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the respective Fund pursuant to the Distribution Plan and the Service Plan. From such amount, each Fund may spend up to the full 0.25% per year of its average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by financial intermediaries and in connection with the maintenance of shareholders' accounts. Each Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such financial intermediaries or the amount of the Distributor's actual distribution related expenses.

  Each Fund may spend up to 0.75% per year of its average daily net assets attributable to its Class B Shares pursuant to the Distribution Plan. In addition, each Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  Each Fund may spend up to 0.75% per year of the average daily net assets attributable to its Class C Shares pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such financial intermediary's customers. In addition, each Fund may spend up to 0.25% per year of the respective Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual expenses with respect to Class B Shares and Class C Shares sold subject to a contingent deferred sales charge ("CDSC Shares") for any given year may exceed the amounts payable to the Distributor with respect to the CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the contingent deferred sales charge. In such event, with respect to the CDSC Shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Funds do not impose any limit with respect to the number of years into the future that such unreimbursed distribution expenses may be carried forward (on a Fund level basis). Because such expenses are accounted for on a Fund-wide basis, a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share.

  The address of the Distributor is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Following the Merger, the Advisers will be affiliates of Morgan Stanley & Co. and DWR, each a registered broker-dealer. The amount of commissions paid by each Fund to Morgan Stanley & Co. and DWR, if any, during its most recently completed fiscal year is set forth on Annex D to this Proxy Statement.

  Transfer Agency Agreement. Each Fund has entered into a Transfer Agency Agreement with ACCESS pursuant to which ACCESS provides transfer agency and dividend disbursing services for such Fund. The address of ACCESS is 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153. For its services, ACCESS charges each Fund a fee that is determined in accordance with a cost allocation model developed in conjunction with, and periodically reviewed by, Coopers & Lybrand LLP. The model allocates among the Funds ACCESS's cost of providing the Funds with transfer agency services, plus a profit margin approved by the Board of Trustees. The allocation is based upon a number of factors including the number of shareholder accounts per Fund, the number and type of shareholder transactions experienced by each Fund and other factors. Under the Transfer Agency Agreement, each Fund paid ACCESS the amount set forth at Annex D hereto for its most recently completed fiscal year. In connection with their consideration of the Merger, the Boards of Trustees considered the effects of the Merger on ACCESS and the ability of ACCESS to continue to provide transfer agency and dividend disbursing services to the Funds. The new Transfer Agency Agreement between the Funds and ACCESS is substantially similar to the current Transfer Agency Agreement, except that the new Transfer Agency Agreement designates certain officers of the transfer agent and the officers of the Fund to be essential personnel. ACCESS may not make any material or significant personnel changes or replace any essential personnel or materially change their duties and responsibilities prior to the first anniversary of the agreement without first informing the Board of Trustees in a timely manner.

  Fund Accounting Agreement. Each Fund has entered into an accounting services agreement with [Advisory Corp.] pursuant to which [Advisory Corp.] provides accounting services supplementary to those provided by the custodian of each VK Fund's assets. The Board of Trustees of each VK Fund [recently approved] an amendment to each VK Fund's accounting services agreement whereby Advisory Corp. will assume responsibility for providing accounting services currently provided by the custodian of each VK Fund's assets, and it is currently anticipated that Advisory Corp. will assume responsibility for providing such services for each VK Fund no later than May 1, 1997. Each AC Fund is party to the Fund Accounting Agreement, and currently receives all accounting services through Advisory Corp. Each Fund shares equally, together with the other mutual funds advised and distributed by the Advisers and the Distributor, respectively, in 25% of the cost of providing such services, with the remaining 75% of such cost being paid by each Fund based proportionally upon their respective net assets. Under the Fund Accounting Agreements, each Fund paid Advisory Corp. the amount set forth at Annex D hereto for its most recently completed fiscal year.

  Legal Services Agreement. Each VK Fund has entered into a Legal Services Agreement pursuant to which VKAC provides legal services, including without limitation maintenance of the VK Funds' minute books and records, preparation and oversight of the VK Funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues. Payment by each VK Fund for such services is made on a cost basis for the employment of personnel as well as the overhead and equipment necessary to render such services. Under the Legal Services Agreement, each VK Fund paid VKAC the amount set forth at Annex D hereto for its most recently completed fiscal year. VKAC also provides legal services for the AC Funds, which do not currently reimburse VKAC for the provision of such services. VKAC allocates 50% of its costs equally to each Fund and the remaining 50% of such costs are allocated to specific Funds based on specific time allocations, or in the event services are attributable only to types of investment companies (i.e. closed-end or open-end), the relative amount of time spent on each type of investment companies and then further allocated among Funds of that type based upon their respective net asset values.

SHAREHOLDER INFORMATION

  The number of each Fund's outstanding Shares as of March 31, 1997 is set forth
at Annex C hereto. As of [           ], 1997, the "interested persons" of each
Fund, as a group, owned an aggregate of less than 5% of the outstanding shares of each Fund, except for the Tax Free Money Fund, in which Mr. Robinson, a trustee of such Fund, owns more than 5% of such Fund's outstanding shares.

  The persons who, to the knowledge of the Funds, owned beneficially more than
5% of a class of a Fund's outstanding Shares as of [           ], 1997 are set
forth at Annex I hereto.
------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  Morgan Stanley or its affiliates will pay the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, the Advisers or VKAC, or by dealers or their representatives or by First Data Investor Services Group, a solicitation firm located in Boston, Massachusetts that has been engaged to assist in proxy solicitations at an estimated cost of approximately
$[           ].
------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

  As a general matter, each Fund does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of such shareholder's Fund should send such proposal to the respective Fund at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of such Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.
------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          RONALD A. NYBERG,

                                          Vice President and Secretary
April 21, 1997

                                                                         ANNEX A

                       VAN KAMPEN AMERICAN CAPITAL FUNDS

  The following list sets forth the Van Kampen American Capital mutual funds (the "Funds") participating in the Joint Special Meeting of Shareholders to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181 on Wednesday, May 28, 1997, at 10:00 a.m. Those Funds listed under the heading "AC Funds" have entered into an investment advisory agreement with Van Kampen American Capital Asset Management, Inc. Those Funds listed under the heading "VK Funds" have entered into an investment advisory agreement with Van Kampen American Capital Investment Advisory Corp. Each Fund is organized as a series of a Delaware business trust (the "Delaware Trusts"), except that the Pennsylvania Fund is organized as a Pennsylvania trust (the "Pennsylvania Trust") (collectively, the Delaware Trusts and the Pennsylvania Trust are referred to herein as the "Trusts"). The name in the left hand column below is the legal name for each Trust and each Fund and the name in the right hand column below is the abbreviated name as used in the Proxy Statement. The Fund's abbreviated name and the Trust's abbreviated name for purposes of this proxy are the same unless such Trust has multiple series or has names of series that differ from the Trust name.

                                    AC FUNDS

                    LEGAL NAME                             ABBREVIATED NAME
                    ----------                             ----------------
Van Kampen American Capital Comstock Fund           Comstock Fund
Van Kampen American Capital Corporate Bond Fund     Corporate Bond Fund
Van Kampen American Capital Emerging Growth Fund    Emerging Growth Fund
Van Kampen American Capital Enterprise Fund         Enterprise Fund
Van Kampen American Capital Equity Income Fund      Equity Income Fund
Van Kampen American Capital Government Securities   Government Securities Fund
 Fund
Van Kampen American Capital Government Target Fund  Government Target Fund
Van Kampen American Capital Growth and Income Fund  Growth and Income Fund
Van Kampen American Capital Life Investment Trust:  Life Investment Trust
 Asset Allocation Portfolio                         LIT Asset Allocation Portfolio
 Domestic Income Portfolio                          LIT Domestic Income Portfolio
 Emerging Growth Portfolio                          LIT Emerging Growth Portfolio
 Enterprise Portfolio                               LIT Enterprise Portfolio
 Growth and Income Portfolio                        LIT Growth and Income Portfolio
 Government Portfolio                               LIT Government Portfolio
 Money Market Portfolio                             LIT Money Market Portfolio
 Real Estate Securities Portfolio                   LIT Real Estate Portfolio
Van Kampen American Capital Limited Maturity        Limited Maturity Government
 Government Fund                                    Fund
Van Kampen American Capital Pace Fund               Pace Fund
Van Kampen American Capital Real Estate Securities  Real Estate Fund
 Fund
Van Kampen American Capital Reserve Fund            Reserve Fund
Van Kampen American Capital Small Capitalization    Small Capitalization Fund
 Fund
Van Kampen American Capital U.S. Government Trust   U.S. Government Trust for
 for Income                                         Income

                                    VK FUNDS

                   LEGAL NAME                            ABBREVIATED NAME
                   ----------                            ----------------
Van Kampen American Capital U.S. Government Trust:  U.S. Government Trust
 Van Kampen American Capital U.S. Government        U.S. Government Fund
   Fund
Van Kampen American Capital Tax Free Trust:         Tax Free Trust
 Van Kampen American Capital Insured Tax Free       Insured Fund
   Income Fund
 Van Kampen American Capital Tax Free High          Tax Free High Income Fund
   Income Fund
 Van Kampen American Capital California Insured     California Fund
   Tax Free Fund
 Van Kampen American Capital Municipal Income       Municipal Income Fund
   Fund
 Van Kampen American Capital Intermediate Term      Intermediate Term Municipal
   Municipal Income Fund                            Fund
 Van Kampen American Capital Florida Insured Tax    Florida Fund
   Free Income Fund
 Van Kampen American Capital New Jersey Tax Free    New Jersey Fund
   Income Fund
 Van Kampen American Capital New York Tax Free      New York Fund
   Income Fund
Van Kampen American Capital Trust:                  VKAC Trust
 Van Kampen American Capital High Yield Fund        High Yield Fund
 Van Kampen American Capital Short-Term Global      Short-Term Global Fund
   Income Fund
 Van Kampen American Capital Strategic Income       Strategic Income Fund
   Fund
Van Kampen American Capital Equity Trust:           Equity Trust
 Van Kampen American Capital Utility Fund           Utility Fund
 Van Kampen American Capital Value Fund             Value Fund
 Van Kampen American Capital Great American         Great American Companies
   Companies Fund                                   Fund
 Van Kampen American Capital Growth Fund            Growth Fund
 Van Kampen American Capital Prospector Fund        Prospector Fund
 Van Kampen American Capital Aggressive Growth      Aggressive Growth Fund
   Fund
Van Kampen American Capital Pennsylvania Tax        Pennsylvania Fund
 Free Income Fund
Van Kampen American Capital Tax Free Money Fund     Tax Free Money Fund
Van Kampen American Capital Foreign Securities      Foreign Securities Fund
 Fund

                                                                       ANNEX B-1

                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT

AGREEMENT (herein so called) made this [DATE], by and between VAN KAMPEN
AMERICAN CAPITAL                              FUND, a Delaware business trust
(hereinafter referred to as the "FUND"), and VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC., a Delaware corporation (hereinafter referred to as the "ADVISER").

The FUND and the ADVISER agree as follows:

(1) SERVICES RENDERED AND EXPENSES PAID BY ADVISER

  The ADVISER, subject to the control, direction and supervision of the FUND's Trustees and in conformity with applicable laws, the FUND's Agreement and Declaration of Trust ("Declaration of Trust"), By-laws, registration statements, prospectus and stated investment objectives, policies and restrictions, shall:

    a. manage the investment and reinvestment of the FUND's assets including, by way of illustration, the evaluation of pertinent economic, statistical, financial and other data, determination of the industries and companies to be represented in the FUND's portfolio, and formulation and implementation of investment programs;

    b. maintain a trading desk and place all orders for the purchase and sale of portfolio investments for the FUND's account with brokers or dealers selected by the ADVISER;

    c. conduct and manage the day-to-day operations of the FUND including, by way of illustration, the preparation of registration statements, prospectuses, reports, proxy solicitation materials and amendments thereto, the furnishing of routine legal services except for services provided by outside counsel to the FUND selected by the Trustees, and the supervision of the FUND's Treasurer and the personnel working under his direction; and

    d. furnish to the FUND office space, facilities, equipment and personnel adequate to provide the services described in paragraphs a., b., and c. above and pay the compensation of each FUND trustee and FUND officer who is an affiliated person of the ADVISER, except the compensation of the FUND's Treasurer and related expenses as provided below.

  In performing the services described in paragraph b. above, the ADVISER shall use its best efforts to obtain for the FUND the most favorable price and execution

                                      B1-1
available and shall maintain records adequate to demonstrate compliance with this requirement. Subject to prior authorization by the FUND's Trustees of appropriate policies and procedures, the ADVISER may, to the extent authorized by law, cause the FUND to pay a broker or dealer that provides brokerage and research services to the ADVISER an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. In the event of such authorization and to the extent authorized by law, the ADVISER shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

  Except as otherwise agreed, or as otherwise provided herein, the FUND shall pay, or arrange for others to pay, all its expenses other than those expressly stated to be payable by the ADVISER hereunder, which expenses payable by the FUND shall include (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of portfolio investments; (iii) compensation of its trustees and officers other than those who are affiliated persons of the ADVISER; (iv) compensation of its Treasurer, compensation of personnel working under the Treasurer's direction, and expenses of office space, facilities, and equipment used by the Treasurer and such personnel in the performance of their normal duties for the FUND which consist of maintenance of the accounts, books and other documents which constitute the record forming the basis for the FUND's financial statements, preparation of such financial statements and other FUND documents and reports of a financial nature required by federal and state laws, and participation in the production of the FUND's registration statement, prospectuses, proxy solicitation materials and reports to shareholders; (v) fees of outside counsel to and of independent accountants of the FUND selected by the Trustees; (vi) custodian, registrar and shareholder service agent fees and expenses; (vii) expenses related to the repurchase or redemption of its shares including expenses related to a program of periodic repurchases or redemptions; (viii) expenses related to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and related expenses of registering and qualifying the FUND and its shares for distribution under state and federal securities laws; (x) expenses of printing and mailing of registration statements, prospectuses, reports, notices and proxy solicitation materials of the FUND; (xi) all other expenses incidental to holding meetings of the FUND's shareholders including proxy solicitations therefor; (xii) expenses for servicing shareholder accounts; (xiii) insurance premiums for fidelity coverage and errors and omissions insurance; (xiv) dues for the FUND's membership in trade associations approved by the Trustees; and
(xv) such nonrecurring expenses as may arise, including those associated with actions, suits or proceedings to which the FUND is a party and the legal obligation which the FUND may have to indemnify its officers and trustees with respect thereto. To the extent that any of the foregoing expenses are allocated

                                      B1-2
between the FUND and any other party, such allocations shall be pursuant to methods approved by the Trustees.

  For a period of one year commencing on the effective date of this Agreement, the ADVISER and the FUND agree that the retention of (i) the chief executive officer, president, chief financial officer and secretary of the ADVISER and
(ii) each director, officer and employee of the ADVISER or any of its Affiliates (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) who serves as an officer of the FUND each person referred to in (i) or (ii) hereinafter being referred to as an "Essential Person"), in his or her current capacities, is in the best interest of the FUND and the FUND'S shareholders. In connection with the ADVISER'S acceptance of employment hereunder, the ADVISER hereby agrees and covenants for itself and on behalf of its Affiliates that neither the ADVISER nor any of its Affiliates shall make any material or significant personnel changes or replace or seek to replace any Essential Person or cause to be replaced any Essential Person, in each case without first informing the Board of Trustees of the FUND in a timely manner. In addition, neither the ADVISER nor any Affiliate of the ADVISER shall change or seek to change or cause to be changed, in any material respect, the duties and responsibilities of any Essential Person, in each case without first informing the Board of Trustees of the FUND in a timely manner.

(2) ROLE OF ADVISER

  The ADVISER, and any person controlled by or under common control with the ADVISER, shall be free to render similar services to others and engage in other activities, so long as the services rendered to the FUND are not impaired.

  Except as otherwise required by the Investment Company Act of 1940 (the "1940 Act"), any of the shareholders, trustees, officers and employees of the FUND may be a shareholder, trustee, director, officer or employee of, or be otherwise interested in, the ADVISER, and in any person controlled by or under common control with the ADVISER, and the ADVISER, and any person controlled by or under common control with the ADVISER, may have an interest in the FUND.

  Except as otherwise agreed, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the ADVISER, neither the ADVISER nor any subadviser shall be subject to liability to the FUND, or to any shareholder of the FUND, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

                                      B1-3

(3) COMPENSATION PAYABLE TO ADVISER

  The FUND shall pay to the ADVISER, as compensation for the services rendered, facilities furnished and expenses paid by the ADVISER, a monthly fee computed at the following annual rate:

                            [advisory fee schedule]

  Average daily net assets shall be determined by taking the average of the net assets for each business day during a given calendar month calculated in the manner provided in the FUND's Declaration of Trust. Such fee shall be payable for each calendar month as soon as practicable after the end of that month.

  The fees payable to the ADVISER by the FUND pursuant to this Section 3 shall be reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the ADVISER, or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc., in connection with the purchase and sale of portfolio investments of the FUND, less any direct expenses incurred by such person, in connection with obtaining such commissions, fees, brokerage or similar payments. The ADVISER shall use its best efforts to recapture all available tender offer solicitation fees and exchange offer fees in connection with the FUND's portfolio transactions and shall advise the Trustees of any other commissions, fees, brokerage or similar payments which may be possible for the ADVISER or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc. to receive in connection with the FUND's portfolio transactions or other arrangements which may benefit the FUND.

  In the event that the ordinary business expenses of the FUND for any fiscal year should exceed the most restrictive expense limitation applicable in the states where the FUND's shares are qualified for sale, the compensation due the ADVISER for such fiscal year shall be reduced by the amount of such excess. The Adviser's compensation shall be so reduced by a reduction or a refund thereof, at the time such compensation is payable after the end of each calendar month during such fiscal year of the FUND, and if such amount should exceed such monthly compensation, the ADVISER shall pay the FUND an amount sufficient to make up the deficiency, subject to readjustment during the FUND's fiscal year. For purposes of this paragraph, all ordinary business expenses of the FUND shall include the investment advisory fee and other operating expenses paid by the FUND except (i) for interest and taxes; (ii) brokerage commissions; (iii) as a result of litigation in connection with a suit involving a claim for recovery by the FUND; (iv) as a result of litigation involving a defense against a liability asserted against the FUND, provided that, if the ADVISER made the decision or took the actions which resulted in such claim, it acted in good faith without negligence or misconduct; (v) any indemnification paid by the FUND to its officers and trustees and the ADVISER in accordance with applicable state and federal laws as a result

                                      B1-4
of such litigation; and (vi) amounts paid to Van Kampen American Capital Distributors, Inc., the distributor of the FUND's shares, in connection with a distribution plan adopted by the FUND's Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940.

  If the ADVISER shall serve for less than the whole of any month, the foregoing compensation shall be prorated.

(4) BOOKS AND RECORDS

  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the ADVISER hereby agrees that all records which it maintains for the FUND are the property of the FUND and further agrees to surrender promptly to the FUND any of such records upon the FUND's request. The ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the Act.

(5) DURATION OF AGREEMENT

  This Agreement shall become effective of the date hereof, and shall remain in full force until May 31, 1999 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only so long as such continuance is approved at least annually by the vote of a majority of the FUND's Trustees who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the FUND's Trustees or a majority of the FUND's outstanding voting securities.

  This Agreement shall terminate automatically in the event of its assignment. The Agreement may be terminated at any time by the FUND's Trustees, by vote of a majority of the FUND's outstanding voting securities, or by the ADVISER, on 60 days' written notice, or upon such shorter notice as may be mutually agreed upon. Such termination shall be without payment of any penalty.

(6) MISCELLANEOUS PROVISIONS

  For the purposes of this Agreement, the terms "affiliated person," "assignment," "interested person," and "majority of the outstanding voting securities" shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted to either the ADVISER or the FUND by the Securities and Exchange Commission (the "Commission"), or such interpretive positions as may be taken by the Commission or its staff, under the 1940 Act, and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

                                      B1-5

  The execution of this Agreement has been authorized by the FUND's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the FUND as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the FUND individually but are binding only upon the assets and property of the FUND. A Certificate of Trust in respect of the Fund is on file with the Secretary of State of Delaware.

  In connection with its employment hereunder, the ADVISER hereby agrees and covenants not to change its name without the prior consent of the Board of Trustees of the FUND.

  The parties hereto each have caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

VAN KAMPEN
AMERICAN CAPITAL
ASSET MANAGEMENT, INC.

By:

    ------------------------------------

Name:

       ------------------------------------

Its:

    ------------------------------------
VAN KAMPEN
AMERICAN CAPITAL
[                      ] FUND

By:

    ------------------------------------

Name:

       ------------------------------------

Its:

    ------------------------------------

                                      B1-6

                                                                       ANNEX B-2

                                    FORM OF

                         INVESTMENT ADVISORY AGREEMENT

  THIS INVESTMENT ADVISORY AGREEMENT, dated as of              , 1997 (the
"Agreement"), by and between VAN KAMPEN AMERICAN CAPITAL              , a
Delaware business trust (the "Trust"), on behalf of its series, VAN KAMPEN
AMERICAN CAPITAL              FUND (the "Fund") and VAN KAMPEN AMERICAN CAPITAL
             (the "Adviser"), a Delaware corporation.

  1. (a) RETENTION OF ADVISER BY FUND. Subject to the terms and conditions set forth herein, the Fund hereby employs the Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations, and to administer its affairs to the extent requested by, and subject to the review and supervision of, the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of funds shall be subject to all applicable restrictions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as may from time to time be in force and delivered or made available to the Adviser.

  (b) ADVISER'S ACCEPTANCE OF EMPLOYMENT. The Adviser accepts such employment and agrees during such period to render such services, to supply investment research and portfolio management (including without limitation the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed, in accordance with the policies adopted by the Fund and its Board of Trustees), to administer the business affairs of the Fund, to furnish offices and necessary facilities and equipment to the Fund, to provide administrative services for the Fund, to render periodic reports to the Board of Trustees of the Fund, and to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

  (c) ESSENTIAL PERSONNEL. For a period of one year commencing on the effective date of this Agreement, the Adviser and the Fund agree that the retention of (i) the chief executive officer, president, chief financial officer and secretary of the Adviser and (ii) each director, officer and employee of the Adviser or any of its Affiliates (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) who serves as an officer of the Fund (each person referred to in (i) or (ii) hereinafter being referred to as an "Essential Person"), in his or her current capacities, is in the best interest of the Fund and the Fund's shareholders. In

                                      B2-1
connection with the Adviser's acceptance of employment hereunder, the Adviser hereby agrees and covenants for itself and on behalf of its Affiliates that neither the Adviser nor any of its Affiliates shall make any material or significant personnel changes or replace or seek to replace any Essential Person or cause to be replaced any Essential Person, in each case without first informing the Board of Trustees of the Fund in a timely manner. In addition, neither the Adviser nor any Affiliate of the Adviser shall change or seek to change or cause to be changed, in any material respect, the duties and responsibilities of any Essential Person, in each case without first informing the Board of Trustees of the Fund in a timely manner.

  (d) INDEPENDENT CONTRACTOR. The Adviser shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed as agent of the Fund.

  (e) NON-EXCLUSIVE AGREEMENT. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

  2. (a) FEE. For the services and facilities described in Section 1, the Fund will accrue daily and pay to the Adviser at the end of each calendar month an investment management fee computed based on a fee rate (expressed as a percentage per annum) applied to the average daily net assets of the Fund as follows:

                                         FEE PERCENT
                                         PER ANNUM OF
           AVERAGE DAILY                AVERAGE DAILY
             NET ASSETS                   NET ASSETS
           -------------                -------------

  (b) EXPENSE LIMITATION. The Adviser's compensation for any fiscal year of the Fund shall be reduced by the amount, if any, by which the Fund's expense for such fiscal year exceeds the most restrictive applicable expense limitation in any jurisdiction in which the Fund's shares are qualified for offer and sale, as such limitations set forth in the most recent notice thereof furnished by the Adviser to the Fund. For purposes of this paragraph there shall be excluded from computation of the Fund's expenses any amount borne directly or indirectly by the Fund which is permitted to be excluded from the computation of such limitation by such statute or regulatory authority. If for any month expenses of the Fund properly included in such calculation exceed 1/12 of the amount permitted annually by the most restrictive applicable expense limitation, the payment to the Adviser for that month shall be reduced, and, if necessary, the Adviser shall make a refund payment to the Fund, so that the total net expense for the month will not exceed 1/12 of such

                                      B2-2
amount. As of the end of the Fund's fiscal year, however, the computations and payments shall be readjusted so that the aggregate compensation payable to the Adviser for the year is equal to the fee set forth in subsection (a) of this
Section 2, diminished to the extent necessary so that the expenses for the year do not exceed those permitted by the applicable expense limitation.

  (c) DETERMINATION OF NET ASSET VALUE. The net asset value of the Fund shall be
calculated as of              on each day the Exchange is open for trading or
such other time or times as the trustees may determine in accordance with the provisions of applicable law and the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as from time to time in force. For the purpose of the foregoing computations, on each such day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Fund shall be deemed to be the net asset value of such share as of the close of business of the last day on which such calculation was made.

  (d) PRORATION. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Adviser's fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.

  3. EXPENSES. In addition to the fee of the Adviser, the Fund shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property, for keeping its books of account, for any other charges of the custodian and for calculating the net asset value of the Fund as provided above. The Adviser shall not be required to pay, and the Fund shall assume and pay, the charges and expenses of its operations, including compensation of the trustees (other than those who are interested persons of the Adviser and other than those who are interested persons of the distributor of the Fund but not of the Adviser, if the distributor has agreed to pay such compensation), charges and expenses of independent accountants, of legal counsel and of any transfer or dividend disbursing agent, costs of acquiring and disposing of portfolio securities, cost of listing shares of the New York Stock Exchange or other exchange, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Fund under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporate documents or otherwise. The Fund shall not pay or incur any obligation for any management or administrative expenses for which the Fund intends to seek reimbursement from the Adviser without first obtaining the written approval of the Adviser. The Adviser shall arrange, if desired by the Fund, for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such

                                      B2-3
positions and subject to their individual consent and to any limitations imposed by the law.

  4. INTERESTED PERSONS. Subject to applicable statutes and regulations, it is understood that trustees, officers, shareholders and agents of the Fund are or may be interested in the Adviser as directors, officers, shareholders, agents or otherwise and that the directors, officers, shareholders and agents of the Adviser may be interested in the Fund as trustees, officers, shareholders, agents or otherwise.

  5. LIABILITY. The Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

  6. (a) TERM. This Agreement shall become effective on the date hereof and shall remain in full force until May 31, 1999 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only for so long as such continuance is specifically approved as least annually, in the manner required by the 1940 Act.

  (b) TERMINATION. This Agreement shall automatically terminate in the event of its assignment. This Agreement may be terminated at any time without the payment of any penalty by the Fund or by the Adviser on sixty (60) days written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding shares of stock of the Fund, accompanied by appropriate notice. This Agreement may be terminated at any time without the payment of any penalty and without advance notice by the Board of Trustees or by vote of a majority of the outstanding shares of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

  (c) PAYMENT UPON TERMINATION. Termination of this Agreement shall not affect the right of the Adviser to receive payment on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

  7. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not thereby affected.

  8. NOTICES. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

                                      B2-4

  9. DISCLAIMER. The Adviser acknowledges and agrees that, as provided by
Section 8.1 of the Declaration of Trust of the Trust, (i) this Agreement has been executed by officers of the Trust in their capacity as officers, and not individually, and (ii) the shareholders, trustees, officers, employees and other agents of the Trust and the Fund shall not personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder and that any such resort may only be had upon the assets and property of the Fund.

  10. GOVERNING LAW. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

  11. NAME. In connection with its employment hereunder, the Adviser hereby agrees and covenants not to change its name without the prior consent of the Board of Trustees of the Fund.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written.

VAN KAMPEN AMERICAN
CAPITAL
on behalf of its series
                       ---------------

By:
   --------------------------------
   Name:
   Title:

VAN KAMPEN AMERICAN
CAPITAL [             ] FUND

By:
   --------------------------------
   Name:
   Title:

                                      B2-5

                                                                         ANNEX C

  The table below sets forth, for each investment company advised by Advisory Corp. and Management, Inc., such fund's net assets and the rate at which it compensates Advisory Corp. and Management, Inc. for investment advisory services. Funds for which Advisory Corp. has waived or reduced its compensation are marked by an "*". There can be no assurance that Advisory Corp. will continue such waiver or reduction.

                                                      NUMBER OF         NUMBER OF
                                                    COMMON SHARES    PREFERRED SHARES
                                                     OUTSTANDING       OUTSTANDING       NET ASSETS
                                                        AS OF             AS OF            AS OF               ANNUAL
                                                      MARCH 31,         MARCH 31,        MARCH 31,          ADVISORY FEE
                         FUNDS                           1997              1997             1997              SCHEDULE
                         -----                      -------------    ----------------    ----------         ------------
I. ADVISORY AGREEMENTS BETWEEN ADVISORY CORP. AND
  THE CLOSED-END FUNDS
A.   Investment Grade Municipal Trust.............                           250        $ 74,737,632            .600%
     Trust for Insured Municipals.................                         1,800        $246,247,231
     Municipal Income Trust.......................                           330        $441,595,824
     California Municipal Trust...................                           400        $ 52,733,080
B.   Trust for Investment Grade Municipals........                         5,300        $                       .650%
     Trust for Investment Grade California
      Municipals..................................                           900        $
     Trust for Investment Grade New York
      Municipals..................................                         1,200        $
     Trust for Investment Grade Pennsylvania
      Municipals..................................                         1,400        $
     Trust for Investment Grade Florida
      Municipals..................................                           800        $
     Trust for Investment Grade New Jersey
      Municipals..................................                           800        $
     Municipal Opportunity Trust..................                         3,000        $
     Advantage Municipal Income Trust.............                         3,800        $
     Advantage Pennsylvania Municipal Income
      Trust.......................................                           800        $
     New Jersey Value Municipal Income Trust......                           500        $
     Ohio Value Municipal Income Trust............                           300        $
     Massachusetts Value Municipal Income Trust...                           500        $
     New York Value Municipal Income Trust........                           800        $
     Strategic Sector Municipal Trust.............                         1,900        $

                                                      NUMBER OF         NUMBER OF
                                                    COMMON SHARES    PREFERRED SHARES
                                                     OUTSTANDING       OUTSTANDING        NET ASSETS
                                                        AS OF             AS OF             AS OF                ANNUAL
                                                      MARCH 31,         MARCH 31,         MARCH 31,           ADVISORY FEE
                         FUNDS                           1997              1997              1997               SCHEDULE
                         -----                      -------------    ----------------     ----------          ------------
     California Value Municipal Income Trust......                             1,200    $
     Pennsylvania Value Municipal Income Trust....                               900    $
     Value Municipal Income Trust.................                             4,500    $
     Florida Municipal Opportunity Trust..........                               320    $
     Municipal Opportunity Trust II...............                             2,300    $
     Advantage Municipal Income Trust II..........                             1,600    $
C.   Municipal Trust..............................                             6,000    $                .700%
     California Quality Municipal Trust...........                             1,500    $
     New York Quality Municipal Trust.............                               900    $
     Pennsylvania Quality Municipal Trust.........                             1,300    $
     Florida Quality Municipal Trust..............                             1,000    $
     Ohio Quality Municipal Trust.................                               700    $
     Select Sector Municipal Trust................                             1,360    $
D.   VIT or Intermediate Term High Income Trust...                               588    $                .750%
     VLT or Limited Term High Income Trust........                               900    $
E.   Prime Rate Income Trust......................                         N/A          $                First $4.0 Billion
                                                                                                         .950%
                                                                                                         Next $3.5 Billion .900%
                                                                                                         Next $2.5 Billion .875%
                                                                                                         Over $10.0 Billion
                                                                                                         .850%
II. ADVISORY AGREEMENTS BETWEEN ADVISORY CORP. AND OTHER INVESTMENT COMPANIES

                                                                        NUMBER OF
                                                                          SHARES
                                                                       OUTSTANDING        NET ASSETS
                                                                          AS OF             AS OF                ANNUAL
                                                                        MARCH 31,         MARCH 31,           ADVISORY FEE
                         FUNDS                                             1997              1997               SCHEDULE
                         -----                                        --------------    --------------   -----------------------
A.   Van Kampen American Capital California Insured Tax Free
      Fund[*].....................................................                      $                First $100 Million
                                                                                                         .500%
                                                                                                         Next $150 Million .450%
                                                                                                         Next $250 Million .425%
                                                                                                         Over $500 Million .400%

                                                                     NUMBER OF
                                                                       SHARES
                                                                    OUTSTANDING       NET ASSETS
                                                                       AS OF            AS OF                ANNUAL
                                                                     MARCH 31,        MARCH 31,           ADVISORY FEE
                                FUNDS                                   1997             1997               SCHEDULE
                                -----                               -----------       ----------          ------------
B.   Van Kampen American Capital Insured Tax Free Income Fund....                   $                First $500 Million
                                                                                                     .525%
                                                                                    $                Next $500 Million .500%
                                                                                    $                Next $500 Million .475%
                                                                                    $                Over $1.5 Billion .450%
C.   Van Kampen American Capital Tax Free High Income Fund.......                   $                First $500 Million
                                                                                                     .500%
     Van Kampen American Capital Municipal Income Fund*..........                   $                Over $500 Million .450%
     Van Kampen American Capital Intermediate Term Municipal
      Income Fund*...............................................
     Van Kampen American Capital Florida Insured Tax Free Income
      Fund*......................................................
D.   Van Kampen American Capital New Jersey Tax Free Income
      Fund*......................................................                   $                First $500 Million
                                                                                                     .600%
     Van Kampen American Capital New York Tax Free Income
      Fund*......................................................                   $                Over $500 Million .500%
     Van Kampen American Capital Pennsylvania Tax Free Income
      Fund.......................................................
E.   Van Kampen American Capital High Yield Fund*................                   $                First $500 Million
                                                                                                     .750%
                                                                                                     Over $500 Million .650%
F.   Van Kampen American Capital Short-Term Global Income Fund...                   $                .550%
G.   Van Kampen American Capital Strategic Income Fund...........                   $                First $500 Million
                                                                                                     .750%
     Van Kampen American Capital Growth Fund.....................       6,483,066   $                Next $500 Million .700%
     Van Kampen American Capital Value Fund......................         104,821   $                Over $1 Billion .650%
     Van Kampen American Capital Aggressive Growth Fund..........      18,325,585   $
H.   Van Kampen American Capital Utility Fund....................                   $                First $500 Million
                                                                                                     .650%
                                                                                                     Next $500 Million .600%
                                                                                                     Over $1 Billion .550%

                                                                     NUMBER OF
                                                                       SHARES
                                                                    OUTSTANDING       NET ASSETS
                                                                       AS OF            AS OF                ANNUAL
                                                                     MARCH 31,        MARCH 31,           ADVISORY FEE
                                FUNDS                                   1997             1997               SCHEDULE
                                -----                               -----------       ----------          ------------
I.   Van Kampen American Capital Balanced Fund*..................                   $                First $500 Million
                                                                                                     .700%
                                                                                                     Over $500 Million .650%
J.   U.S. Government Fund........................................                   $                First $500 Million
                                                                                                     .550%
                                                                                                     Next $500 Million .525%
                                                                                                     Next $2 Billion .500%
                                                                                                     Next $2 Billion .475%
                                                                                                     Next $2 Billion .450%
                                                                                                     Next $2 Billion .425%
                                                                                                     Next $2 Billion .400%
K.   Tax Free Money Fund*........................................                   $                First $500 Million
                                                                                                     .500%
                                                                                                     Next $500 Million .475%
                                                                                                     Next $500 Million .425%
                                                                                                     Over $1.5 Billion .375%
L.   Great American Companies Fund...............................         101,964   $                First $500 Million
                                                                                                     .700%
     Prospector Fund.............................................         104,019   $                Next $500 Million .650%
M.   Foreign Securities Fund.....................................          96,305   $                N/A
III. ADVISORY AGREEMENTS BETWEEN VAN KAMPEN AMERICAN CAPITAL MANAGEMENT, INC. AND THE EXPLORER FUNDS

                                                                     NUMBER OF
                                                                       SHARES
                                                                    OUTSTANDING       NET ASSETS
                                                                       AS OF            AS OF                ANNUAL
                                                                     MARCH 31,        MARCH 31,           ADVISORY FEE
                                FUNDS                                   1997             1997               SCHEDULE
                                -----                              --------------   --------------   -----------------------
A.   Active Core Fund............................................         568,118   $                First $1 Billion .300%
     Limited Duration Fund.......................................         819,333   $                Over $1 Billion .250%

                                                                         ANNEX D

  The following table sets forth amounts paid by each Fund during its most recently completed fiscal year pursuant to its investment advisory, fund accounting, transfer agency, legal services and distribution agreements and brokerage commissions to Morgan Stanley & Co., Dean Witter Discover and their affiliates.

                                                                                                                     BROKERAGE
                                                                                                                    COMMISSIONS
                                                                                                                  PAID TO MORGAN
                                                     FUND          TRANSFER        LEGAL                           STANLEY & CO.
                                  ADVISORY        ACCOUNTING        AGENCY        SERVICES      DISTRIBUTION         AND DEAN
             FUND                 EXPENSES         EXPENSES        EXPENSES       EXPENSES        EXPENSES        WITTER DISCOVER
             ----                 --------        ----------       --------       --------      ------------      ---------------
Aggressive Growth Fund.........  $
California Fund................
Comstock Fund..................
Corporate Bond Fund............
Emerging Growth Fund...........
Enterprise Fund................
Equity Income Fund.............
Florida Fund...................
Foreign Securities Fund........
Government Securities..........
Government Target Fund.........
Great American Companies
 Fund..........................
Growth Fund....................
Growth and Income Fund.........
High Yield Fund................
Insured Fund...................
Intermediate Term Municipal
 Fund..........................
LIT Asset Allocation Fund......
LIT Domestic Income Fund.......
LIT Emerging Growth Fund.......
LIT Enterprise Fund............
LIT Government Fund............

                                                                                                                     BROKERAGE
                                                      FUND          TRANSFER        LEGAL                           COMMISSIONS
                                   ADVISORY        ACCOUNTING        AGENCY        SERVICES      DISTRIBUTION      PAID TO MORGAN
              FUND                 EXPENSES         EXPENSES        EXPENSES       EXPENSES        EXPENSES        STANLEY & CO.
              ----                 --------        ----------       --------       --------      ------------      --------------
LIT Growth and Income Fund......
LIT Money Market Fund...........
LIT Real Estate Fund............
Limited Maturity Government
 Fund...........................
Municipal Income Fund...........
New Jersey Fund.................
New York Fund...................
Pace Fund.......................
Pennsylvania Fund...............
Prospector Fund.................
Real Estate Fund................
Reserve Fund....................
Short-Term Global Fund..........
Small Capitalization Fund.......
Strategic Income Fund...........
Tax Free High Income Fund.......
Tax Free Money Fund.............
Utility Fund....................
U.S. Government Fund............
U.S. Government Trust for
 Income.........................
Value Fund......................

                                                                         ANNEX E

                   1996 AGGREGATE COMPENSATION FROM EACH FUND

                                                                                TRUSTEE
                                     ---------------------------------------------------------------------------------------------
                                      FISCAL
             FUND NAME               YEAR-END   BRANAGAN   CARUSO   GAUGHAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON    REES
             ---------               --------   --------   ------   -------   -----   -------   -------   ------   ------    ----
Aggressive Growth Fund.............    6/30       $         $       $          $      $           $       $         $       $
California Fund....................   12/31
Comstock Fund......................   12/31
Corporate Bond Fund................    8/31
Emerging Growth Fund...............    8/31
Enterprise Fund....................   12/31
Equity Income Fund.................   12/31
Florida Fund.......................   12/31
Foreign Securities Fund............   12/31
Government Securities..............   12/31
Government Target Fund.............    8/31
Great American Companies Fund......    6/30
Growth Fund........................    6/30
Growth and Income Fund.............   11/30
High Yield Fund....................    6/30
Insured Fund.......................   12/31
Intermediate Term Municipal Fund...   12/31
LIT Asset Allocation Fund..........   12/31
LIT Domestic Income Fund...........   12/31
LIT Emerging Growth Fund...........   12/31
LIT Enterprise Fund................   12/31
LIT Government Fund................   12/31

                                                         TRUSTEE
                                     -----------------------------------------------

             FUND NAME               ROBINSON   SHEEHAN   SISTO    WHALEN   WOODSIDE
             ---------               --------   -------   -----    ------   --------
Aggressive Growth Fund.............   $         $         $         $        $
California Fund....................
Comstock Fund......................
Corporate Bond Fund................
Emerging Growth Fund...............
Enterprise Fund....................
Equity Income Fund.................
Florida Fund.......................
Foreign Securities Fund............
Government Securities..............
Government Target Fund.............
Great American Companies Fund......
Growth Fund........................
Growth and Income Fund.............
High Yield Fund....................
Insured Fund.......................
Intermediate Term Municipal Fund...
LIT Asset Allocation Fund..........
LIT Domestic Income Fund...........
LIT Emerging Growth Fund...........
LIT Enterprise Fund................
LIT Government Fund................

                                                                                TRUSTEE
                                     ---------------------------------------------------------------------------------------------
                                      FISCAL
             FUND NAME               YEAR-END   BRANAGAN   CARUSO   GAUGHAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON    REES
             ---------               --------   --------   ------   -------   -----   -------   -------   ------   ------    ----
LIT Growth and Income Fund.........   12/31
LIT Money Market Fund..............   12/31
LIT Real Estate Fund...............   12/31
Limited Maturity Government Fund...   12/31
Municipal Income Fund..............   12/31
New Jersey Fund....................   12/31
New York Fund......................   12/31
Pace Fund..........................    6/30
Pennsylvania Fund..................   12/31
Prospector Fund....................    6/30
Real Estate Fund...................   12/31
Reserve Fund.......................    5/31
Short-Term Global Fund.............    6/30
Small Capitalization Fund..........   10/31
Strategic Income Fund..............    6/30
Tax Free High Income Fund..........   12/31
Tax Free Money Fund................    6/30
Utility Fund.......................    6/30
U.S. Government Fund...............   12/31
U.S. Government Trust for Income...    9/30
Value Fund.........................    6/30

                                                         TRUSTEE
                                     -----------------------------------------------

             FUND NAME               ROBINSON   SHEEHAN   SISTO    WHALEN   WOODSIDE
             ---------               --------   -------   -----    ------   --------
LIT Growth and Income Fund.........
LIT Money Market Fund..............
LIT Real Estate Fund...............
Limited Maturity Government Fund...
Municipal Income Fund..............
New Jersey Fund....................
New York Fund......................
Pace Fund..........................
Pennsylvania Fund..................
Prospector Fund....................
Real Estate Fund...................
Reserve Fund.......................
Short-Term Global Fund.............
Small Capitalization Fund..........
Strategic Income Fund..............
Tax Free High Income Fund..........
Tax Free Money Fund................
Utility Fund.......................
U.S. Government Fund...............
U.S. Government Trust for Income...
Value Fund.........................

                                                                         ANNEX F

               1996 AGGREGATE COMPENSATION DEFERRED FOR EACH FUND

                                                                                TRUSTEE
                                     ---------------------------------------------------------------------------------------------
                                      FISCAL
                                       YEAR
             FUND NAME                 END      BRANAGAN   CARUSO   GAUGHAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON    REES
             ---------                ------    --------   ------   -------   -----   -------   -------   ------   ------    ----
Aggressive Growth Fund.............    6/30       $         $       $          $      $           $       $         $       $
California Fund....................   12/31
Comstock Fund......................   12/31
Corporate Bond Fund................    8/31
Emerging Growth Fund...............    8/31
Enterprise Fund....................   12/31
Equity Income Fund.................   12/31
Florida Fund.......................   12/31
Foreign Securities Fund............   12/31
Government Securities..............   12/31
Government Target Fund.............    8/31
Great American Companies Fund......    6/30
Growth Fund........................    6/30
Growth and Income Fund.............   11/30
High Yield Fund....................    6/30
Insured Fund.......................   12/31
Intermediate Term Municipal Fund...   12/31
LIT Asset Allocation Fund..........   12/31
LIT Domestic Income Fund...........   12/31
LIT Emerging Growth Fund...........   12/31
LIT Enterprise Fund................   12/31
LIT Government Fund................   12/31

                                                         TRUSTEE
                                     -----------------------------------------------

             FUND NAME               ROBINSON   SHEEHAN   SISTO    WHALEN   WOODSIDE
             ---------               --------   -------   -----    ------   --------
Aggressive Growth Fund.............   $         $         $         $        $
California Fund....................
Comstock Fund......................
Corporate Bond Fund................
Emerging Growth Fund...............
Enterprise Fund....................
Equity Income Fund.................
Florida Fund.......................
Foreign Securities Fund............
Government Securities..............
Government Target Fund.............
Great American Companies Fund......
Growth Fund........................
Growth and Income Fund.............
High Yield Fund....................
Insured Fund.......................
Intermediate Term Municipal Fund...
LIT Asset Allocation Fund..........
LIT Domestic Income Fund...........
LIT Emerging Growth Fund...........
LIT Enterprise Fund................
LIT Government Fund................

                                                                                TRUSTEE
                                     ---------------------------------------------------------------------------------------------
                                      FISCAL
             FUND NAME               YEAR-END   BRANAGAN   CARUSO   GAUGHAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON    REES
             ---------               --------   --------   ------   -------   -----   -------   -------   ------   ------    ----
LIT Growth and Income Fund.........   12/31
LIT Money Market Fund..............   12/31
LIT Real Estate Fund...............   12/31
Limited Maturity Government Fund...   12/31
Municipal Income Fund..............   12/31
New Jersey Fund....................   12/31
New York Fund......................   12/31
Pace Fund..........................    6/30
Pennsylvania Fund..................   12/31
Prospector Fund....................    6/30
Real Estate Fund...................   12/31
Reserve Fund.......................    5/31
Short-Term Global Fund.............    6/30
Small Capitalization Fund..........   10/31
Strategic Income Fund..............    6/30
Tax Free High Income Fund..........   12/31
Tax Free Money Fund................    6/30
Utility Fund.......................    6/30
U.S. Government Fund...............   12/31
U.S. Government Trust for Income...    9/30
Value Fund.........................    6/30

                                                         TRUSTEE
                                     -----------------------------------------------

             FUND NAME               ROBINSON   SHEEHAN   SISTO    WHALEN   WOODSIDE
             ---------               --------   -------   -----    ------   --------
LIT Growth and Income Fund.........
LIT Money Market Fund..............
LIT Real Estate Fund...............
Limited Maturity Government Fund...
Municipal Income Fund..............
New Jersey Fund....................
New York Fund......................
Pace Fund..........................
Pennsylvania Fund..................
Prospector Fund....................
Real Estate Fund...................
Reserve Fund.......................
Short-Term Global Fund.............
Small Capitalization Fund..........
Strategic Income Fund..............
Tax Free High Income Fund..........
Tax Free Money Fund................
Utility Fund.......................
U.S. Government Fund...............
U.S. Government Trust for Income...
Value Fund.........................

                                                                         ANNEX G

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM EACH FUND

                                                                                TRUSTEE
                                     ---------------------------------------------------------------------------------------------
                                      FISCAL
             FUND NAME               YEAR-END   BRANAGAN   CARUSO   GAUGHAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON    REES
             ---------               --------   --------   ------   -------   -----   -------   -------   ------   ------    ----
Aggressive Growth Fund.............    6/30       $         $       $          $      $           $       $         $       $
California Fund....................   12/31
Comstock Fund......................   12/31
Corporate Bond Fund................    8/31
Emerging Growth Fund...............    8/31
Enterprise Fund....................   12/31
Equity Income Fund.................   12/31
Florida Fund.......................   12/31
Foreign Securities Fund............   12/31
Government Securities..............   12/31
Government Target Fund.............    8/31
Great American Companies Fund......    6/30
Growth Fund........................    6/30
Growth and Income Fund.............   11/30
High Yield Fund....................    6/30
Insured Fund.......................   12/31
Intermediate Term Municipal Fund...   12/31
LIT Asset Allocation Fund..........   12/31
LIT Domestic Income Fund...........   12/31
LIT Emerging Growth Fund...........   12/31
LIT Enterprise Fund................   12/31
LIT Government Fund................   12/31

                                                         TRUSTEE
                                     -----------------------------------------------

             FUND NAME               ROBINSON   SHEEHAN   SISTO    WHALEN   WOODSIDE
             ---------               --------   -------   -----    ------   --------
Aggressive Growth Fund.............   $         $         $         $        $
California Fund....................
Comstock Fund......................
Corporate Bond Fund................
Emerging Growth Fund...............
Enterprise Fund....................
Equity Income Fund.................
Florida Fund.......................
Foreign Securities Fund............
Government Securities..............
Government Target Fund.............
Great American Companies Fund......
Growth Fund........................
Growth and Income Fund.............
High Yield Fund....................
Insured Fund.......................
Intermediate Term Municipal Fund...
LIT Asset Allocation Fund..........
LIT Domestic Income Fund...........
LIT Emerging Growth Fund...........
LIT Enterprise Fund................
LIT Government Fund................

                                                                                TRUSTEE
                                     ---------------------------------------------------------------------------------------------
                                      FISCAL
             FUND NAME               YEAR-END   BRANAGAN   CARUSO   GAUGHAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON    REES
             ---------               --------   --------   ------   -------   -----   -------   -------   ------   ------    ----
LIT Growth and Income Fund.........   12/31
LIT Money Market Fund..............   12/31
LIT Real Estate Fund...............   12/31
Limited Maturity Government Fund...   12/31
Municipal Income Fund..............   12/31
New Jersey Fund....................   12/31
New York Fund......................   12/31
Pace Fund..........................    6/30
Pennsylvania Fund..................   12/31
Prospector Fund....................    6/30
Real Estate Fund...................   12/31
Reserve Fund.......................    5/31
Short-Term Global Fund.............    6/30
Small Capitalization Fund..........   10/31
Strategic Income Fund..............    6/30
Tax Free High Income Fund..........   12/31
Tax Free Money Fund................    6/30
Utility Fund.......................    6/30
U.S. Government Fund...............   12/31
U.S. Government Trust for Income...    9/30
Value Fund.........................    6/30

                                                         TRUSTEE
                                     -----------------------------------------------

             FUND NAME               ROBINSON   SHEEHAN   SISTO    WHALEN   WOODSIDE
             ---------               --------   -------   -----    ------   --------
LIT Growth and Income Fund.........
LIT Money Market Fund..............
LIT Real Estate Fund...............
Limited Maturity Government Fund...
Municipal Income Fund..............
New Jersey Fund....................
New York Fund......................
Pace Fund..........................
Pennsylvania Fund..................
Prospector Fund....................
Real Estate Fund...................
Reserve Fund.......................
Short-Term Global Fund.............
Small Capitalization Fund..........
Strategic Income Fund..............
Tax Free High Income Fund..........
Tax Free Money Fund................
Utility Fund.......................
U.S. Government Fund...............
U.S. Government Trust for Income...
Value Fund.........................

                                                                         ANNEX H

           1996 RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES

                                                                                TRUSTEE
                                     ---------------------------------------------------------------------------------------------
                                      FISCAL
                                      YEAR-
             FUND NAME                 END      BRANAGAN   CARUSO   GAUGHAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON    REES
             ---------                ------    --------   ------   -------   -----   -------   -------   ------   ------    ----
Aggressive Growth Fund.............    6/30       $ 41      $  0    $    0     $ 5    $    0      $ 3     $    0    $ 21    $    0
California Fund....................   12/31        499         0     1,950      56         0       47      3,440     373         0
Comstock Fund......................   12/31        629         0         0      71     3,209       47          0     297     2,607
Corporate Bond Fund................    8/31        395         0         0      45     2,030       30          0     186     1,659
Emerging Growth Fund...............    8/31        395         0         0      45     2,030       30          0     186     1,659
Enterprise Fund....................   12/31        629         0         0      71     3,209       47          0     297     2,607
Equity Income Fund.................   12/31        629         0         0      71     3,209       47          0     297     2,607
Florida Fund.......................   12/31        578         0         0      70         0       50          0     304         0
Foreign Securities Fund............   12/31        252         0         0      28         0       18          0     133         0
Government Securities..............   12/31        629         0         0      71     3,567       47          0     297     2,607
Government Target Fund.............    8/31          0         0         0       0         0        0          0       0         0
Great American Companies Fund......    6/30        255         0         0      31         0       20          0     129         0
Growth Fund........................    6/30        255         0         0      31         0       20          0     129         0
Growth and Income Fund.............   11/30        570         0         0      64     2,913       42          0     269     2,370
High Yield Fund....................    6/30        499         0     2,001      56         0       44      3,585     346         0
Insured Fund.......................   12/31        499         0     2,086      56         0       48      3,503     394         0
Intermediate Term Municipal Fund...   12/31        499         0         0      56         0       41          0     259         0
LIT Asset Allocation Fund..........   12/31        629         0         0      71     3,906       47          0     297     2,346
LIT Domestic Income Fund...........   12/31        629         0         0      71     3,906       47          0     297     2,346
LIT Emerging Growth Fund...........   12/31        578         0         0      70         0       46          0     292         0
LIT Enterprise Fund................   12/31        629         0         0      71     3,772       47          0     297     2,608
LIT Government Fund................   12/31        629         0         0      71     3,772       47          0     297     2,608

                                                         TRUSTEE
                                     -----------------------------------------------

             FUND NAME               ROBINSON   SHEEHAN   SISTO    WHALEN   WOODSIDE
             ---------               --------   -------   -----    ------   --------
Aggressive Growth Fund.............   $    0    $    0    $   71    $ 14     $    0
California Fund....................    2,439         0       861     265          0
Comstock Fund......................        0         0     1,260     203      3,772
Corporate Bond Fund................        0         0       797     124      2,379
Emerging Growth Fund...............        0         0       797     124      2,379
Enterprise Fund....................        0         0     1,260     203      3,772
Equity Income Fund.................        0         0     1,260     203      3,772
Florida Fund.......................        0         0       917     206          0
Foreign Securities Fund............        0         0       439      93          0
Government Securities..............        0         0     1,297     200      3,772
Government Target Fund.............        0         0         0       0          0
Great American Companies Fund......        0         0       404      88          0
Growth Fund........................        0         0       404      88          0
Growth and Income Fund.............        0         0     1,144     183      3,422
High Yield Fund....................    2,458         0       861     265          0
Insured Fund.......................    2,490         0       861     283          0
Intermediate Term Municipal Fund...    1,918         0       861     177          0
LIT Asset Allocation Fund..........        0         0     1,325     202      3,906
LIT Domestic Income Fund...........        0         0     1,325     202      3,906
LIT Emerging Growth Fund...........        0         0       917     197          0
LIT Enterprise Fund................        0         0     1,315     201      3,772
LIT Government Fund................        0         0     1,315     201      3,772

                                                                                TRUSTEE
                                     ---------------------------------------------------------------------------------------------
                                      FISCAL
             FUND NAME               YEAR-END   BRANAGAN   CARUSO   GAUGHAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON    REES
             ---------               --------   --------   ------   -------   -----   -------   -------   ------   ------    ----
LIT Growth and Income Fund.........   12/31          0         0         0       0         0        0          0       0         0
LIT Money Market Fund..............   12/31        629         0         0      71     3,772       47          0     297     2,608
LIT Real Estate Fund...............   12/31        578         0         0      70         0       46          0     292         0
Limited Maturity Government Fund...   12/31        629         0         0      71     3,772       47          0     297     2,608
Municipal Income Fund..............   12/31        499         0     1,454      56         0       46      2,766     315         0
New Jersey Fund....................   12/31        578         0         0      70         0       50          0     304         0
New York Fund......................   12/31        578         0         0      70         0       50          0     304         0
Pace Fund..........................    6/30        281         0         0      31     1,445       20          0     131     1,185
Pennsylvania Fund..................   12/31        499         0     1,858      56         0       47      3,555     350         0
Prospector Fund....................    6/30        255         0         0      31         0       20          0     129         0
Real Estate Fund...................   12/31        583         0         0      70         0       46          0     292         0
Reserve Fund.......................    5/31        224         0         0      25     1,154       16          0     104       948
Short-Term Global Fund.............    6/30        499         0     1,569      56         0       43      2,848     303         0
Small Capitalization Fund..........   10/31        477         0         0      57         0       37          0     237         0
Strategic Income Fund..............    6/30        499         0         0      56         0       41          0     259         0
Tax Free High Income Fund..........   12/31        499         0     2,039      56         0       48      3,532     383         0
Tax Free Money Fund................    6/30        499         0     2,244      56         0       45      3,830     369         0
Utility Fund.......................    6/30        499         0         0      56         0       41          0     260         0
U.S. Government Fund...............   12/31        499         0     2,169      56         0       48      3,589     404         0
U.S. Government Trust for Income...    9/30        447         0         0      51     1,934       33          0     212         0
Value Fund.........................    6/30        255         0         0      31         0       20          0     129         0

                                                         TRUSTEE
                                     -----------------------------------------------

             FUND NAME               ROBINSON   SHEEHAN   SISTO    WHALEN   WOODSIDE
             ---------               --------   -------   -----    ------   --------
LIT Growth and Income Fund.........        0         0         0       0          0
LIT Money Market Fund..............        0         0     1,315     201      3,772
LIT Real Estate Fund...............        0         0       917     197          0
Limited Maturity Government Fund...        0         0     1,315     201      3,772
Municipal Income Fund..............    2,346         0       861     219          0
New Jersey Fund....................        0         0       917     206          0
New York Fund......................        0         0       917     206          0
Pace Fund..........................        0         0       568      89      1,691
Pennsylvania Fund..................    2,405         0       861     247          0
Prospector Fund....................        0         0       404      88          0
Real Estate Fund...................        0         0     1,018     198          0
Reserve Fund.......................        0         0       453      73      1,349
Short-Term Global Fund.............    2,395         0       861     225          0
Small Capitalization Fund..........        0         0       908     160          0
Strategic Income Fund..............    2,060         0       861     190          0
Tax Free High Income Fund..........    2,472         0       861     272          0
Tax Free Money Fund................        0         0       861     284          0
Utility Fund.......................    2,065         0       861     190          0
U.S. Government Fund...............    2,520         0       861     292          0
U.S. Government Trust for Income...        0         0       920     145      1,934
Value Fund.........................        0         0       404      88          0

                                                                         ANNEX I
                          LIST OF 5% BENEFICIAL OWNERS
                          (AS OF [            , 1997])

    FUND NAME AND          NAME AND ADDRESS OF            AMOUNT OF         PERCENT OF
   CLASS OF SHARES           BENEFICIAL OWNER        BENEFICIAL OWNERSHIP     CLASS
   ---------------         -------------------       --------------------   ----------


                                         I-1


    FUND NAME AND          NAME AND ADDRESS OF            AMOUNT OF         PERCENT OF
   CLASS OF SHARES           BENEFICIAL OWNER        BENEFICIAL OWNERSHIP     CLASS
   ---------------         -------------------       --------------------   ----------

                                         I-2

                                                                         ANNEX J

         TRUST           BRANAGAN   HEAGY(1)   KENNEDY   NELSON   ROBINSON   SISTO   WHALEN
         -----           --------   --------   -------   ------   --------   -----   ------
Comstock Fund...........   1991        1995     1995      1995      1995     1979     1995
Corporate Bond Fund.....   1991        1995     1995      1995      1995     1978     1995
Emerging Growth Fund....   1991        1995     1995      1995      1995     1978     1995
Enterprise Fund.........   1991        1995     1995      1995      1995     1980     1995
Equity Income Fund......   1991        1995     1995      1995      1995     1978     1995
Government Securities
  Fund..................   1991        1995     1995      1995      1995     1984     1995
Government Target
  Fund..................   1991        1995     1995      1995      1995     1979     1995
Growth & Income Fund....   1991        1995     1995      1995      1995     1978     1995
Life Investment Trust...   1991        1995     1995      1995      1995     1985     1995
Limited Maturity
  Government Fund.......   1991        1995     1995      1995      1995     1985     1995
Pace Fund...............   1991        1995     1995      1995      1995     1980     1995
Real Estate Fund........   1994        1995     1995      1995      1995     1994     1995
Reserve Fund............   [  ]        1995     1995      1995      1995     [  ]     1995
Small Capitalization
  Fund..................   1993        1995     1995      1995      1995     1993     1995
U.S. Government Trust
  for Income............   1992        1995     1995      1995      1995     1992     1995
U.S. Government Trust...   1995        1995     1993      1988      1992     1995     1988
Tax Free Trust..........   1995        1995     1993      1985      1992     1995     1985
Pennsylvania Fund.......   1995        1995     1993      1987      1992     1995     1987
VKAC Trust..............   1995        1995     1993      1986      1992     1995     1986
Equity Trust............   1995        1995     1993      1988      1992     1995     1988
Tax Free Money Fund.....   1995        1995     1993      1986      1988     1995     1986
Foreign Securities
  Fund..................

---------------
(1) Ms. Heagy was appointed by the Trustees to the Board in 1995 in order to fill a vacancy created by an increase in the number of trustees of the Fund and has not been previously elected by shareholders. Each of the other incumbent trustees was last approved by shareholders of the respective Trust at a joint meeting of shareholders held on July 21, 1995.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                     VAN KAMPEN AMERICAN CAPITAL XXXXXXXXXX TRUST

                         JOINT SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of XXXXXX shares of VAN KAMPEN AMERICAN CAPITAL XXXXXXXXXX Fund, [a series of] a Delaware business trust (the "Fund"), hereby appoints Dennis J. McDonnell, Ronald A. Nyberg and Edward C. Wood III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Meeting of Shareholders to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Wednesday, May 28, 1997 at 10:00 a.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all XXXXXX shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   The proposal to approve a new investment advisory agreement;  FOR    AGAINST   ABSTAIN
                                                                                    [ ]      [ ]       [ ]
                 2.   Authority to vote for the election as Trustees, the nominees                   FOR ALL
                      named below:                                                  FOR   WITHHOLD    EXCEPT
                                                                                    [ ]      [ ]       [ ]
                      XXXXXXX, XXXXXXX, XXXXXXX, XXXXXXX, XXXXXXX, XXXXXXX,
                      XXXXXXX, XXXXXXX, XXXXXXX, XXXXXXX
                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL TRUSTEE,
                      STRIKE A LINE THROUGH THE NOMINEE'S NAME AND MARK THE "FOR
                      ALL EXCEPT" BOX. YOUR SHARES WILL BE VOTED FOR THE REMAINING
                      TRUSTEES.
                 3A.   The proposal to ratify XXXXXX as independent auditors for    FOR    AGAINST   ABSTAIN
                       the Fund's current fiscal year;                              [ ]      [ ]       [ ]
                 3B.   The proposal to ratify XXXXXX as independent auditors for    FOR    AGAINST   ABSTAIN
                       the Fund's current fiscal year;                              [ ]      [ ]       [ ]
                 4.    To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON MAY 28, 1997.

                                                Date                 , 1997
                                                    ----------------
                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.